SUBJECT TO REVISION
SERIES TERM SHEET DATED AUGUST 11, 1997

                                  $234,625,441
[LOGO]                Oakwood Mortgage Investors, Inc.,
                                     Seller
                         Oakwood Acceptance Corporation
                                    Servicer
          SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES, SERIES 1997-C

Attached is a preliminary Series Term Sheet describing the structure, collateral pool and certain aspects of the Oakwood Mortgage Investors Senior/Subordinated Pass-Through Certificates, Series 1997-C. The Series Term Sheet has been prepared by Oakwood Mortgage Investors for informational purposes only and is subject to modification or change. The information and assumptions contained therein are preliminary and will be superseded by a prospectus supplement and by any other additional information subsequently filed with the Securities and Exchange Commission or incorporated by reference in the Registration Statement.

Neither Credit Suisse First Boston, Goldman, Sachs & Co. nor any of their respective affiliates makes any representation as to the accuracy or completeness of any of the information set forth in the attached Series Term Sheet. This cover sheet is not part of the Series Term Sheet.

A REGISTRATION STATEMENT (INCLUDING A BASE PROSPECTUS) RELATING TO THE PASS-THROUGH CERTIFICATES, INCLUDING THE OAKWOOD MORTGAGE INVESTORS, INC. SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES, SERIES 1997-C, HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND HAS BEEN DECLARED EFFECTIVE. THE FINAL PROSPECTUS SUPPLEMENT RELATING TO THE SECURITIES WILL BE FILED AFTER THE SECURITIES HAVE BEEN PRICED AND ALL OF THE TERMS AND INFORMATION ARE FINALIZED. THIS COMMUNICATION IS NOT AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE. INTERESTED PERSONS ARE REFERRED TO THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT TO WHICH THE SECURITIES RELATE. ANY INVESTMENT DECISION SHOULD BE BASED ONLY UPON THE INFORMATION IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT AS OF THEIR PUBLICATION DATES.


Credit Suisse First Boston                                 Goldman, Sachs & Co.

         THIS SERIES TERM SHEET WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION APPEARING IN THE PROSPECTUS SUPPLEMENT, THE PROSPECTUS AND THE SERIES 1997-C POOLING AND SERVICING AGREEMENT TO BE DATED AS OF AUGUST 1, 1997, AMONG OAKWOOD MORTGAGE INVESTORS, INC., AS SELLER, OAKWOOD ACCEPTANCE CORPORATION, AS SERVICER, AND PNC BANK, NATIONAL ASSOCIATION, AS TRUSTEE.


Class Designations


   CLASS A CERTIFICATES.........................Class A-1, Class A-2, Class A-3,
                                                Class A-4, Class A-5 and Class
                                                A-6 Certificates.

   CLASS M CERTIFICATES.........................The Class M Certificates.

   CLASS B CERTIFICATES.........................Class B-1 and Class B-2
                                                Certificates.

   SUBORDINATED CERTIFICATES....................Class M, Class B, Class X and
                                                Class R Certificates.

   OFFERED CERTIFICATES.........................Class A, Class M and Class B
                                                Certificates.

   OFFERED SUBORDINATED CERTIFICATES............Class M and Class B
                                                Certificates.

The Offered Certificates........................                                     Approximate
                                                                                 Initial Certificate   Pass-Through
                                                         Title of Class          Principal Balance(1)       Rate
                                                 Class A-1 Certificates.........     $43,620,000             .  %(2)
                                                 Class A-2 Certificates.........     $42,810,000             .  %(3)
                                                 Class A-3 Certificates.........     $27,750,000             .  %(3)
                                                 Class A-4 Certificates.........     $12,930,000             .  %(3)
                                                 Class A-5 Certificates.........     $27,080,000             .  %(3)
                                                 Class A-6 Certificates.........     $28,818,000             .  %(4)
                                                 Class M Certificates...........     $18,770,000             .  %(4)
                                                 Class B-1 Certificates.........     $21,116,000             .  %(4)
                                                 Class B-2 Certificates.........     $11,731,441             .  %(4)

                                                 (1) The aggregate initial principal balance of the Certificates may be increased or decreased by up to 5%. Any such increase or decrease may be allocated disproportionately among the Classes of Certificates. Accordingly, any investor's commitments with respect to the Certificates may be increased or decreased
                                                     correspondingly.
                                                 (2) Computed on the basis of a 360-day year and the actual number of days in each Interest Accrual Period.
                                                 (3) Computed on the basis of a 360-day year of twelve 30-day months.
                                                 (4) The lesser of (i) the specified rate per annum, computed on the basis of a 360-day year of twelve 30-day months, or (ii) the
                                                     Weighted Average Net Asset Rate for the related Distribution
                                                     Date.

Denominations...................................The Offered Certificates will be Book-Entry Certificates only,
                                                in minimum denominations of
                                                $1,000 and integral multiples of
                                                $1 in excess thereof.
Cut-off Date....................................August 1, 1997.

Distribution Dates..............................Generally,  the fifteenth day of each month,  commencing
                                                September 15, 1997 (each, a
                                                "Distribution Date").

Interest Accrual Period.........................With respect to each
                                                Distribution Date (i)
                                                for the Class A-1 Certificates,
                                                the period commencing on the
                                                15th day of the preceding month
                                                through the 14th day of the
                                                month in which such Distribution
                                                Date occurs (except that the
                                                first Interest Accrual Period
                                                for the Class A-1 Certificates
                                                will be the period from the
                                                Closing Date through September
                                                14, 1997) and (ii) for the Class
                                                A-2, Class A-3, Class A-4, Class
                                                A-5, Class A-6, Class M and
                                                Class B Certificates, the
                                                calendar month preceding the
                                                month in which the Distribution
                                                Date occurs (each, an "Interest
                                                Accrual Period").

Distributions...................................The "Available Distribution"
                                                for a Distribution Date
                                                generally will include (1)(a)
                                                Monthly Payments of principal
                                                and interest due on the Assets
                                                during the related Collection
                                                Period, to the extent such
                                                payments were actually collected
                                                from the Obligors or advanced by
                                                the Servicer and (b) unscheduled
                                                payments received with respect
                                                to the Assets during the related
                                                Prepayment Period, including
                                                Principal Prepayments, proceeds
                                                of repurchases, Net Liquidation
                                                Proceeds and Net Insurance
                                                Proceeds, less (2)(a) if Oakwood
                                                is not the Servicer, Servicing
                                                Fees for the related Collection
                                                Period, (b) amounts required to
                                                reimburse the Servicer for
                                                previously unreimbursed Advances
                                                in accordance with the
                                                Agreement, (c) amounts required
                                                to reimburse the Company or the
                                                Servicer for certain
                                                reimbursable expenses in
                                                accordance with the Agreement
                                                and (d) amounts required to
                                                reimburse any party for an
                                                overpayment of a Repurchase
                                                Price for an Asset in accordance
                                                with the Agreement.

                                                Distributions will be made on
                                                each Distribution Date to
                                                holders of record on the
                                                preceding Record Date.
                                                Distributions on a Class of
                                                Certificates will be allocated
                                                among the Certificates of such
                                                Class in proportion to their
                                                respective percentage interests.

Certificate Structure Considerations............The primary credit support for the Class A Certificates is the
                                                subordination of the
                                                Subordinated Certificates; for
                                                the Class M Certificates is the
                                                subordination of the Class B,
                                                Class X and the Class R
                                                Certificates; for the Class B-1
                                                Certificates is the
                                                subordination of the Class B-2,
                                                Class X, and the Class R
                                                Certificates; and for the Class
                                                B-2 Certificates is the
                                                subordination of Class X and
                                                Class R Certificates plus the
                                                Limited Guarantee of certain
                                                collections of principal and
                                                interest on the Assets by
                                                Oakwood Homes.

Subordination of the Offered Subordinate
  Certificates................................. The rights of the Class M
                                                Certificateholders to receive
                                                distributions of principal will
                                                be subordinated to such rights
                                                of the Class A
                                                Certificateholders to receive
                                                distributions of principal and
                                                interest. Interest and interest
                                                shortfalls on the Class M
                                                Certificates will not be
                                                subordinated to principal
                                                payments on the Class A
                                                Certificates.

                                                The rights of holders of the
                                                Class B Certificates to receive
                                                distributions of principal
                                                similarly will be subordinated
                                                to the rights of the holders of
                                                the Class A and Class M
                                                Certificates to receive
                                                distributions of principal and
                                                interest. Interest and interest
                                                shortfalls on the Class B
                                                Certificates will not be
                                                subordinated to principal
                                                payments on the Class A and
                                                Class M Certificates.

Limited Guarantee...............................The Class B-2 Certificateholders
                                                will have the benefit of a
                                                limited guarantee provided by
                                                Oakwood Homes of certain
                                                collections on Assets. The
                                                Limited Guarantee will not be
                                                available to support other
                                                Classes of Certificates.

Realized Losses on Liquidated Loans.........    The Principal Distribution
                                                Amount for any Distribution Date
                                                is intended to include the
                                                Scheduled Principal Balance of
                                                each Asset that became a
                                                Liquidated Loan during the
                                                preceding calendar month. A
                                                Realized Loss will be incurred
                                                on a Liquidated Loan in the
                                                amount, if any, by which the Net
                                                Liquidation Proceeds from such
                                                Liquidated Loan are less than
                                                the Unpaid Principal Balance of
                                                such Liquidated Loan, plus
                                                accrued and unpaid interest
                                                thereon (to the extent not
                                                covered by Servicing Advances,
                                                if any, with respect to such
                                                Liquidated Loan), plus amounts
                                                reimbursable to the Servicer for
                                                previously unreimbursed
                                                Servicing Advances. To the
                                                extent that the amount of the
                                                Realized Loss is not covered by
                                                interest collected on the
                                                nondefaulted Assets in excess of
                                                certain Interest Distribution
                                                Amounts and Carryover Interest
                                                Amounts required to be
                                                distributed on the Offered
                                                Certificates and any portion of
                                                such interest required to be
                                                paid to a Servicer other than
                                                Oakwood as servicing
                                                compensation ("Excess
                                                Interest"), the amount of such
                                                Realized Loss will be allocated
                                                to the Offered Subordinated
                                                Certificates as a Writedown
                                                Amount in reduction of their
                                                Certificate Principal Balance as
                                                described below.

Allocation of Writedown Amounts.................The "Writedown Amount" for any
                                                Distribution Date will be the
                                                amount, if any, by which the
                                                aggregate Certificate Principal
                                                Balance of all Certificates
                                                exceeds the Pool Scheduled
                                                Principal Balance of the Assets
                                                for the immediately preceding
                                                Distribution Date after taking
                                                into account all distributions
                                                to be made on such Distribution
                                                Date. The Writedown Amount will
                                                be allocated among the Classes
                                                of Offered Subordinated
                                                Certificates in the following
                                                order of priority:
                                                (1) first, to the Class B-2
                                                    Certificates, to be applied
                                                    in reduction of the Adjusted
                                                    Certificate Principal
                                                    Balance of such Class until
                                                    it has been reduced to zero;
                                                (2) second, to the Class B-1
                                                    Certificates, to be applied
                                                    in reduction of the Adjusted
                                                    Certificate Principal
                                                    Balance of such Class until
                                                    it has been reduced to zero;
                                                    and
                                                (3) third, to the Class M
                                                    Certificates, to be applied
                                                    in reduction of the Adjusted
                                                    Certificate Principal
                                                    Balance of such Class until
                                                    it has been reduced to zero.

Advances........................................For each Distribution Date, the
                                                Servicer will be obligated to
                                                make Advances in respect of the
                                                related Collection Period to the
                                                extent of delinquent interest
                                                and principal payments in
                                                respect of the Assets. The
                                                Servicer will be required to
                                                make an Advance only to the
                                                extent that it determines such
                                                Advance will be recoverable from
                                                future payments and collections
                                                on or in respect of the related
                                                Assets.

Final Scheduled Distribution Dates..............To the extent not previously paid prior to such dates, the
                                                outstanding principal amount of
                                                each Class of Offered
                                                Certificates will be payable on
                                                the November 2027 Distribution
                                                Date (with respect to each Class
                                                of Certificates, the "Final
                                                Scheduled Distribution Date").
                                                The Final Scheduled Distribution
                                                Date has been determined by
                                                adding three months to the
                                                maturity date of the Asset with
                                                latest stated maturity.

Optional Termination............................Either the Servicer or the
                                                holders of a majority in
                                                interest of the Class R
                                                Certificates (the "Residual
                                                Majority"), at their respective
                                                options and subject to the
                                                limitations imposed by the
                                                Agreement, will have the option
                                                to purchase from the Trust
                                                Estate all Assets then
                                                outstanding and all other
                                                property in the Trust Estate on
                                                any Distribution Date occurring
                                                on or after the Distribution
                                                Date on which the sum of the
                                                Certificate Principal Balance of
                                                the Certificates is less than
                                                10% of the sum of the original
                                                Certificate Principal Balance of
                                                the Certificates.

                                                If neither the Residual Majority
                                                nor the Servicer exercises its
                                                optional termination right
                                                within 90 days after it first
                                                becomes eligible to do so, the
                                                Trustee shall solicit bids for
                                                the purchase of all Assets then
                                                outstanding and all other
                                                property in the Trust Estate. In
                                                the event that satisfactory bids
                                                are received, the sale proceeds
                                                will be distributed to
                                                Certificateholders.

The Assets......................................The Trust will consist of (1)
                                                manufactured housing installment
                                                sales contracts (collectively,
                                                the "Contracts") secured by
                                                security interests in
                                                manufactured homes, as defined
                                                herein (the "Manufactured
                                                Homes"), and with respect to
                                                certain of the Contracts ("Land
                                                Secured Contracts") secured by
                                                liens on the real estate on
                                                which the related Manufactured
                                                Homes are located, and (2)
                                                mortgage loans secured by first
                                                liens on the real estate to
                                                which the related Manufactured
                                                Homes are deemed permanently
                                                affixed (the "Mortgage Loans,"
                                                and collectively, the "Assets").
                                                The Asset Pool consists of
                                                approximately 6,595 Assets
                                                having an aggregate Scheduled
                                                Principal Balance as of the
                                                Cut-off Date of approximately
                                                $234,625,441.12. All of the
                                                Assets are actuarial
                                                obligations. Approximately
                                                11.22% of the Asset Pool is
                                                comprised of Assets that are
                                                Mortgage Loans and approximately
                                                7.01% of the Assets are Land
                                                Secured Contracts. Based on
                                                Cut-off Date Pool Balance,
                                                90.61% of the Assets are secured
                                                by Manufactured Homes which were
                                                new, 2.83% of the Assets are
                                                secured by Manufactured Homes
                                                which were used, 6.12% of the
                                                Assets are secured by
                                                Manufactured Homes which were
                                                repossessed and 0.45% of the
                                                Assets are secured by
                                                Manufactured Homes which were
                                                transferred. As of the Cut-off
                                                Date, the Assets were secured by
                                                Manufactured Homes or Mortgage
                                                Properties (or Real Properties,
                                                in the case of Land Secured
                                                Contracts) located in 40 states,
                                                and approximately 22.64% and
                                                14.39% of the Assets were
                                                secured by Manufactured Homes or
                                                Mortgaged Properties located in
                                                North Carolina and Texas,
                                                respectively (based on the
                                                mailing addresses of the
                                                Obligors on the Assets as of the
                                                Cut-off Date). Each Contract
                                                bears interest at an annual
                                                percentage rate (an "APR") of at
                                                least 7.50% and not more than
                                                15.00%. The weighted averaged
                                                APR of the Assets as of the
                                                Cut-off Date is approximately
                                                10.10%. The Assets have
                                                remaining terms to maturity as
                                                of the Cut-off Date of at least
                                                9 months but not more than 360
                                                months and original terms to
                                                stated maturity of at least 12
                                                months but not more than 360
                                                months. As of the Cut-off Date,
                                                the Assets had a weighted
                                                average original term to stated
                                                maturity of approximately 281
                                                months, and a weighted average
                                                remaining term to stated
                                                maturity of approximately 280
                                                months. The final scheduled
                                                payment date on the Asset with
                                                the latest maturity occurs in
                                                August 2027. No Contract has an
                                                original loan-to-value ratio in
                                                excess of 113%. The Servicer
                                                will be required to cause to be
                                                maintained one or more standard
                                                hazard insurance policies with
                                                respect to each Manufactured
                                                Home and Mortgage Property.

Certain Federal Income Tax
 Consequences...................................For federal income tax purposes, the Trust Estate will be treated
                                                as one or more real estate
                                                mortgage investment conduits
                                                ("REMIC"). The Class A, Class M,
                                                Class B and Class X Certificates
                                                will constitute "regular
                                                interests" in the REMIC for
                                                federal income tax purposes. The
                                                Class R Certificates will be
                                                treated as the sole class of
                                                "residual interests" in the
                                                REMIC for federal income tax
                                                purposes.

ERISA Considerations............................Fiduciaries of employee benefit plans and certain other
                                                retirement plans and
                                                arrangements, including
                                                individual retirement accounts
                                                and annuities, Keogh plans, and
                                                collective investment funds in
                                                which such plans, accounts,
                                                annuities or arrangements are
                                                invested, that are subject to
                                                the Employee Retirement Income
                                                Security Act of 1974, as amended
                                                ("ERISA"), or corresponding
                                                provisions of the Code (any of
                                                the foregoing, a "Plan"),
                                                persons acting on behalf of a
                                                Plan, or persons using the
                                                assets of a Plan ("Plan
                                                Investors") should consult with
                                                their own counsel to determine
                                                whether the purchase or holding
                                                of the Offered Certificates
                                                could give rise to a transaction
                                                that is prohibited either under
                                                ERISA or the Code

                                                BECAUSE THE OFFERED SUBORDINATED
                                                CERTIFICATES ARE SUBORDINATED
                                                SECURITIES, THEY WILL NOT
                                                SATISFY THE REQUIREMENTS OF
                                                CERTAIN PROHIBITED TRANSACTION
                                                EXEMPTIONS. AS A RESULT, THE
                                                PURCHASE OR HOLDING OF ANY OF
                                                THE OFFERED SUBORDINATED
                                                CERTIFICATES BY A PLAN INVESTOR
                                                MAY CONSTITUTE A NON-EXEMPT
                                                PROHIBITED TRANSACTION OR RESULT
                                                IN THE IMPOSITION OF EXCISE
                                                TAXES OR CIVIL PENALTIES.
                                                ACCORDINGLY, NONE OF THE OFFERED
                                                SUBORDINATED CERTIFICATES ARE
                                                OFFERED FOR SALE, AND ARE NOT
                                                TRANSFERABLE, TO PLAN INVESTORS,
                                                AND EACH PURCHASER OF AN OFFERED
                                                SUBORDINATED CERTIFICATE, BY
                                                VIRTUE OF ITS PURCHASE OF SUCH
                                                CERTIFICATE, WILL BE DEEMED TO
                                                HAVE REPRESENTED THAT IT IS NOT
                                                A PLAN INVESTOR.

Legal Investment Considerations.................The Class A and Class M
                                                Certificates will constitute
                                                "mortgage related securities"
                                                for purposes of the Secondary
                                                Mortgage Market Enhancement Act
                                                of 1984 ("SMMEA").

                                                THE CLASS B CERTIFICATES ARE NOT
                                                "MORTGAGE RELATED SECURITIES"
                                                FOR PURPOSES OF SMMEA BECAUSE
                                                SUCH CERTIFICATES ARE NOT RATED
                                                IN ONE OF THE TWO HIGHEST RATING
                                                CATEGORIES BY A NATIONALLY
                                                RECOGNIZED RATING AGENCY.

Ratings.........................................It is a condition to the issuance of the Certificates
                                                that (i) the Class A
                                                Certificates be rated "AAA" by
                                                each of Fitch Investors Service,
                                                L.P. ("Fitch") and Standard &
                                                Poor's Ratings Services, a
                                                division of The McGraw-Hill
                                                Companies, Inc. ("S&P" and,
                                                together with Fitch, the "Rating
                                                Agencies"), (ii) the Class M
                                                Certificates be rated at least
                                                "AA" by each of S&P and Fitch,
                                                (iii) the Class B-1 Certificates
                                                be rated at least "BBB" by each
                                                of S&P and Fitch and (iv) the
                                                Class B-2 Certificates be rated
                                                at least "BBB-" by each of S&P
                                                and Fitch. The rating of the
                                                Class B-2 Certificates will be
                                                based in part on an assessment
                                                of Oakwood Homes' ability to
                                                make payments under the Limited
                                                Guarantee. Any reduction in a
                                                Rating Agency's rating of
                                                Oakwood Homes' debt securities
                                                may result in a similar
                                                reduction in the rating of the
                                                Class B-2 Certificates. A
                                                security rating is not a
                                                recommendation to buy, sell or
                                                hold securities and may be
                                                subject to revision or
                                                withdrawal at any time by the
                                                assigning rating organization.

DELINQUENCY, LOAN LOSS AND REPOSSESSION EXPERIENCE

         The following tables set forth certain information, for the periods indicated, concerning (1) the asset servicing portfolio, (2) the delinquency experience and (3) the loan loss and repossession experience of the portfolio of manufactured housing installment sales contracts and residential mortgage loans serviced by Oakwood. Because delinquencies, losses and repossessions are affected by a variety of economic, geographic and other factors, there can be no assurance that the delinquency and loss experience of the Assets will be comparable to that set forth below.


                            ASSET SERVICING PORTFOLIO
                             (DOLLARS IN THOUSANDS)

                                                         AT SEPTEMBER 30,                         JUNE 30,
                                   -------------------------------------------------------------
                                       1992         1993        1994        1995         1996        1997
                                   -----------  ----------  ----------  -----------  ----------  --------

Total Number of Serviced Assets
     Oakwood Originated...........     21,450       28,938      39,273      51,566       67,120      81,599
     Acquired Portfolios..........                   1,591       5,773       4,872        4,177       3,762
Aggregate Outstanding Principal
Balance of Serviced Assets
     Oakwood Originated...........   $345,635     $507,394    $757,640  $1,130,378   $1,687,406   2,211,153
     Acquired Portfolios..........                 $30,498     $85,227     $70,853      $57,837      50,043
Average Outstanding Principal
Balance per Serviced Asset
     Oakwood Originated...........      $16.1       $17.5       $19.3       $21.9        $25.1       $27.1
     Acquired Portfolios..........                  $19.2       $14.8       $14.5        $13.8       $13.3
Weighted Average Interest Rate
of Serviced Assets
     Oakwood Originated...........     13.5%        12.8%       12.2%       12.0%        11.5%       11.1%
     Acquired Portfolios..........                   9.4%       11.0%       11.3%        11.2%       11.2%


                           DELINQUENCY EXPERIENCE (1)
                             (DOLLARS IN THOUSANDS)

                                                            AT SEPTEMBER 30,                    JUNE 30,
                                           ----------------------------------------------------
                                               1992       1993      1994       1995      1996       1997
                                           ---------  --------  ---------  --------  ---------  --------
Total Number of Serviced Assets
     Oakwood Originated..................     21,450     28,938    39,273     51,566    67,120     81,599
     Acquired Portfolios.................                 1,591     5,773      4,872     4,177      3,762
Number of Delinquent Assets (2)..........
     Oakwood Originated:.................
     30-59 Days..........................        282        244       350        601       835      1,013
     60-89 Days..........................         76         51        97        185       308        384
     90 Days or More.....................         98        150       198        267       492        656
     Total Number of Assets Delinquent           456        445       645      1,053     1,635      2,053
     Acquired Portfolios.................
     30-59 Days..........................                    37       127         63        66         71
     60-89 Days..........................                    26        49         17        23         17
     90 Days or More.....................                    16        98         76        62         81
     Total Number of Assets Delinquent                       79       274        156       151        169
Total Delinquencies as a Percentage of
     Serviced Assets (3).................
     Oakwood Originated..................       2.1%      1.5%     1.6%        2.0%      2.4%      2.5%
     Acquired Portfolios.................                 5.0%     4.7%        3.2%      3.6%      4.5%


(1) Assets that are already the subject of repossession or foreclosure procedures are not included in "delinquent assets" for purpose of this table.
(2) The period of delinquency is based on the number of days payments are contractually past due (assuming 30-day months). Consequently, a payment due on the first day of a month is not 30 days delinquent until the first day of the next month.
(3) By number of assets.




                        LOAN LOSS/REPOSSESSION EXPERIENCE
                             (DOLLARS IN THOUSANDS)

                                                                                                AT OR FOR
                                                                                                THE NINE
                                                                                                MONTHS
                                                                                                  ENDED
                                                        AT SEPTEMBER 30,                         JUNE 30,
                                  -------------------------------------------------------------
                                      1992         1993        1994        1995        1996         1997
                                  -----------  ----------  ----------  ----------  -----------  --------
Total Number of Serviced
     Assets (1).................      21,450       30,529      45,046       56,438     71,297       85,361
Average Number of Serviced
     Assets During Period.......      18,251       25,990      37,788       50,742     63,868       78,329
Number of Serviced
     Assets Repossessed.........         855          902       1,241        1,718      2,746        2,835
Serviced Assets Repossessed as
     a Percentage of Total
     Serviced Assets (2)........      3.99%        2.95%       2.75%       3.04%       3.85%     4.43%(6)
Serviced Assets Repossessed as
     a Percentage of Average
     Number of Serviced Assets..      4.68%        3.47%       3.28%       3.39%       4.30%     4.83%(6)
Average Outstanding Principal
     Balance of Assets (3)......
     Oakwood Originated..........   435,558      531,199     701,875     976,905    1,409,467   1,924,180
     Acquired Portfolios.........                 15,249      30,432      30,235       27,351      23,561
Net Losses from Asset
     Liquidation (4):
     Total Dollars (3)..........
       Oakwood Originated........     $4,239       $3,328      $4,630       $7,303     $14,248     $19,329
       Acquired Portfolios.......                      $0        $203         $473        $592        $475
     As a Percentage of Average
     Outstanding Principal
     Balance of Assets (3) (5)
       Oakwood Originated........    0.97%        0.63%       0.66%       0.75%        1.01%     1.34% (6)
       Acquired Portfolios.......                 0.00%       0.67%       1.56%        2.16%     2.69% (6)

(1) As of period end.
(2) Total number of serviced assets repossessed during the applicable period expressed as a percentage of the total number of serviced assets at the end of the applicable period.
(3) Includes assets originated by Oakwood Acceptance Corporation and serviced by Oakwood Acceptance Corporation and others.
(4) Net losses represent all losses incurred on Oakwood Acceptance
    Corporation-serviced portfolios. Such amounts include estimates of net losses with respect to certain defaulted assets. Charges to the losses reserves in respect of a defaulted asset generally are made before the defaulted asset becomes a liquidated asset. The length of the accrual period for the amount of accrued and unpaid interest include in the calculation of the net loss varies depending upon the period in which the loss was charged and whether the asset was owned by an entity other than Oakwood Acceptance
    Corporation.
(5) Total net losses incurred on assets liquidated during the applicable period expressed as a percentage of the average outstanding principal balance of all asset at the end of the applicable period.
(6) Annualized.


         The data presented in the foregoing tables are for illustrative purposes only and there is no assurance that the delinquency, loan loss or repossession experience of the Assets will be similar to that set forth above. The delinquency, loan loss and repossession experience of manufactured housing contracts historically has been sharply affected by a downturn in regional or local economic conditions. These regional or local economic conditions are often volatile, and no predictions can be made regarding future economic conditions in any particular area. These downturns have tended to increase the severity of loss on repossession because of the increased supply of used manufactured homes, which in turn may affect the supply in other regions.

         Whenever reference is made herein to a percentage of the Assets (or to a percentage of the Scheduled Principal Balance of the Assets), the percentage is calculated based on the Scheduled Principal Balances ("SPB") of the Assets as of the Cut-off Date. In addition, numbers in any columns in the tables below may not sum exactly to the total number at the bottom of the column due to rounding.


               GEOGRAPHICAL DISTRIBUTION OF MANUFACTURED HOMES(1)

                                              AGGREGATE SCHEDULED       PERCENTAGE OF
                                NUMBER OF      PRINCIPAL BALANCE          ASSET POOL
GEOGRAPHIC LOCATION              ASSETS                                     BY SPB

Alabama....................         400        $  13,852,010                 5.90%
Alaska.....................           1               52,995                 0.02
Arizona....................         151            6,650,942                 2.83
Arkansas...................         269            7,280,030                 3.11
California.................          22            1,137,897                 0.48
Colorado...................          80            3,594,135                 1.53
Delaware...................          42            1,364,158                 0.58
Florida....................         228            8,717,253                 3.72
Georgia....................         246            8,785,126                 3.74
Idaho......................          64            3,020,400                 1.29
Illinois...................          10              339,140                 0.14
Indiana....................          11              388,879                 0.17
Kansas.....................          32            1,193,331                 0.51
Kentucky...................         216            6,898,597                 2.94
Louisiana..................          81            2,823,770                 1.20
Maine......................           1               34,645                 0.01
Maryland...................          19              637,285                 0.27
Michigan...................           1                5,271                 0.00
Mississippi................         140            4,753,066                 2.03
Missouri...................          97            3,221,938                 1.37
Montana....................           2               92,473                 0.04
Nevada.....................           7              273,372                 0.12
New Jersey.................           3              149,821                 0.06
New Mexico.................         179            6,798,487                 2.90
New York...................           4              172,890                 0.07
North Carolina.............       1,548           53,116,616                22.64
North Dakota...............           1               26,483                 0.01
Ohio.......................          45            1,399,127                 0.60
Oklahoma...................          97            3,532,307                 1.51
Oregon.....................          30            1,867,855                 0.80
Pennsylvania...............           1               41,710                 0.02
South Carolina.............         599           21,324,744                 9.09
Tennessee..................         325           11,362,157                 4.84
Texas......................         938           33,761,748                14.39
Utah.......................          30            1,369,508                 0.58
Virginia...................         446           15,042,204                 6.41
Washington.................          86            5,341,182                 2.28
West Virginia..............         138            4,064,310                 1.73
Wisconsin..................           2               57,344                 0.02
Wyoming....................           3               72,236                 0.03
                                 ------      ------------------           -------

   Total...................       6,595       $  234,625,441               100.00%
                                  =====       ==============               ======

(1) Based on the mailing address of the Obligor on the related Asset as of the Cut-off Date.





                        YEAR OF ORIGINATION OF ASSETS (1)

                                             AGGREGATE SCHEDULED        PERCENTAGE OF
                                NUMBER OF      PRINCIPAL BALANCE         ASSET POOL
YEAR OF ORIGINATION              ASSETS                                     BY SPB
    1984.....................         1     $           483                  0.00%
    1987.....................         1               8,652                  0.00
    1990.....................         1              18,452                  0.01
    1991.....................         1              13,041                  0.01
    1995.....................         2             115,784                  0.05
    1996.....................        69           3,013,806                  1.28
    1997.....................     6,520         231,455,223                 98.65
                                  -----       -------------               -------

         Total...............     6,595        $234,625,441                100.00%
                                  =====        ============                ======

(1) The weighted average seasoning of the Assets was approximately 1 month as of the Cut-off Date.


                    DISTRIBUTION OF ORIGINAL ASSET AMOUNTS(1)

                                               AGGREGATE SCHEDULED        PERCENTAGE OF
ORIGINAL ASSET                    NUMBER OF      PRINCIPAL BALANCE         ASSET POOL
AMOUNT                             ASSETS                                     BY SPB

$   4,999 or less..............        24      $       89,265                  0.04%
$   5,000 - $   9,999..........       140           1,100,406                  0.47
$  10,000 - $  14,999..........       216           2,716,624                  1.16
$  15,000 - $  19,999..........       355           6,259,711                  2.67
$  20,000 - $  24,999..........       795          18,109,087                  7.72
$  25,000 - $  29,999..........     1,106          30,346,271                 12.93
$  30,000 - $  34,999..........       903          29,095,189                 12.40
$  35,000 - $  39,999..........       839          31,650,779                 13.49
$  40,000 - $  44,999..........       925          38,973,960                 16.61
$  45,000 - $  49,999..........       430          20,266,575                  8.64
$  50,000 - $  54,999..........       241          12,587,830                  5.37
$  55,000 - $  59,999..........       193          11,084,145                  4.72
$  60,000 - $  64,999..........       124           7,706,989                  3.28
$  65,000 - $  69,999..........        82           5,508,818                  2.35
$  70,000 - $  74,999..........        58           4,146,710                  1.77
$  75,000 - $  79,999..........        49           3,787,688                  1.61
$  80,000 - $  84,999..........        29           2,385,161                  1.02
$  85,000 - $  89,999..........        17           1,487,767                  0.63
$  90,000 - $  94,999..........        24           2,221,163                  0.95
$  95,000 - $  99,999..........        12           1,167,463                  0.50
$ 100,000 or more..............        33           3,933,838                  1.68
                                  -------      --------------               -------

     Total.....................     6,595        $234,625,441                100.00%
                                    =====        ============                ======

(1) The highest original Asset amount was $170,655, which represents 0.07% of the aggregate principal balance of the Assets at origination. The average original principal amount of the Assets was approximately $35,665 as of the Cut-off Date.



                                 ASSET RATES (1)

                                 NUMBER OF     AGGREGATE SCHEDULED        PERCENTAGE OF
 RANGES OF ASSETS BY ASSET         ASSETS        PRINCIPAL BALANCE          ASSET POOL
 RATE                                                                         BY SPB
  7.000% -  7.999%..........         587          $ 24,823,987                10.58%
  8.000% -  8.999%..........         812            39,134,016                16.68
  9.000% -  9.999%..........       1,522            58,247,234                24.83
 10.000% - 10.999%..........         745            31,394,581                13.38
 11.000% - 11.999%..........       1,496            47,876,339                20.41
 12.000% - 12.999%..........       1,043            28,009,902                11.94
 13.000% - 13.999%..........         386             5,103,784                 2.18
 14.000% - 14.999%..........           2                31,493                 0.01
 15.000% - 15.999%..........           2                 4,105                 0.00
                                 -------      -----------------            --------

      Total.................       6,595          $234,625,441               100.00%
                                   =====          ============               ======

(1) The weighted average Asset Rate was approximately 10.10% as of the Cut-off
    Date. This table reflects the Asset Rates of the Step-up Rate Loans as of the Cut-off Date and does not reflect any subsequent increases in the Asset
    Rates of the Step-up Rate Loans.


                   REMAINING TERMS TO MATURITY (IN MONTHS) (1)

                                 NUMBER OF     AGGREGATE SCHEDULED        PERCENTAGE OF
 MONTHS REMAINING AS OF            ASSETS        PRINCIPAL BALANCE          ASSET POOL
 CUT-OFF DATE                                                                 BY SPB

   1 -  60 months...........         188         $   1,678,001                 0.72%
  61 -  96 months...........         192             2,912,796                 1.24
  97 - 120 months...........         321             6,593,917                 2.81
 121 - 156 months...........         268             5,962,409                 2.54
 157 - 180 months...........         852            23,953,512                10.21
 181 - 216 months...........          33               994,109                 0.42
 217 - 240 months...........       1,973            61,313,851                26.13
 241 - 300 months...........         998            41,788,179                17.81
 301 - 360 months...........       1,770            89,428,667                38.12
                                   -----         -------------              -------

   Total....................       6,595          $234,625,441               100.00%
                                   =====          ============               ======

(1) The weighted average  remaining term to maturity of the Assets was  approximately 280 months as of the Cut-off
    Date.


                   ORIGINAL TERMS TO MATURITY (IN MONTHS) (1)

                                 NUMBER OF     AGGREGATE SCHEDULED        PERCENTAGE OF
 MONTHS REMAINING AS OF            ASSETS        PRINCIPAL BALANCE          ASSET POOL
 CUT-OFF DATE                                                                 BY SPB

   1 -  60 months...........         188       $   1,678,001                   0.72%
  61 -  96 months...........         189           2,885,209                   1.23
  97 - 120 months...........         319           6,568,542                   2.80
 121 - 156 months...........         268           5,915,868                   2.52
 157 - 180 months...........         856          24,005,184                  10.23
 181 - 216 months...........          34           1,041,940                   0.44
 217 - 240 months...........       1,973          61,313,851                  26.13
 241 - 300 months...........         998          41,788,179                  17.81
 301 - 360 months...........       1,770          89,428,667                  38.12
                                   -----      --------------                -------

   Total....................       6,595        $234,625,441                 100.00%
                                   -----        ------------                 -------

(1) The weighted  average original term to maturity of the Assets was  approximately  281 months as of the Cut-off
    Date.





                DISTRIBUTION OF ORIGINAL LOAN-TO-VALUE RATIOS(1)

                                                AGGREGATE SCHEDULED      PERCENTAGE OF
                                   NUMBER OF     PRINCIPAL BALANCE        ASSET POOL
LOAN-TO VALUE RATIO(2)               ASSETS                                  BY SPB

50%  or  less................           59        $   1,010,647                0.43%
51% - 55%....................           35              812,434                0.35
56% - 60%....................           51            1,554,458                0.66
61% - 65%....................           60            1,882,719                0.80
66% - 70%....................          123            4,285,976                1.83
71% - 75%....................          202            7,134,050                3.04
76% - 80%....................          354           12,659,711                5.40
81% - 85%....................          550           18,935,855                8.07
86% - 90%....................        1,530           52,352,835               22.31
91% - 95%....................        2,890          109,104,275               46.50
96% - 100%...................          736           24,523,551               10.45
101% and greater.............            5              368,930                0.16
                                  --------     ----------------            --------

     Total...................        6,595         $234,625,441              100.00%
                                     =====         ============              ======

(1) The weighted average original Loan-to-Value Ratio of the Assets was approximately 89.72% as of the Cut-off Date.
(2) Rounded to nearest 1%.





             OAKWOOD SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES,
                                  SERIES 1997-C
                             COMPUTATIONAL MATERIALS


BOND PROFILE SUMMARY
 ----------------------------------------------------------------------------
    Class               Original    Coupon   Avg.    CBE      1st  Last  Mod.
    Name & Type             Par       %      Life   Yield     Pay   Pay  Dur.
 ----------------------------------------------------------------------------
TO CALL:
    A1  SENIOR FLTR   43,620,000   FLOAT(3)  1.10    N/A     9/97   9/99  1.03
    A2  SENIOR        42,810,000    6.5500   3.10   6.586    9/99  10/01  2.71
    A3  SENIOR        27,750,000    6.7500   5.10   6.787   10/01  12/03  4.18
    A4  SENIOR        12,930,000    6.9500   7.10   7.019   12/03   7/05  5.43
    A5  SENIOR        27,080,000    7.1250  10.00   7.210    7/05   2/10  6.90
    A6  SENIOR        28,818,000    7.4250  15.49   7.510    2/10   4/14  8.89
    M   AA MEZZ       18,770,000    7.2750  10.79   7.359    9/02   4/14  6.99
    B1  BBB SUB       21,116,000    7.5250  10.00   7.609    9/02  10/13  6.63
    B2  BBB- SUB      11,731,441    7.8250  12.24   7.940    9/02   4/14  7.25
 -------------------------------
 TO MATURITY:
    A6  SENIOR        28,818,000    7.4250  16.87   7.510    2/10   3/20  9.23
    M   AA MEZZ       18,770,000    7.2750  10.92   7.359    9/02   2/16  7.03
    B1  BBB SUB       21,116,000    7.5250  10.00   7.609    9/02  10/13  6.63
    B2  BBB- SUB      11,731,441    7.8250  16.70   7.939    9/02   6/27  8.11
 -----------------------------------------------------------------------------

 (1) Data assumes a prepayment of 160% MHP.

 (2) Coupon and price are assumed for computational material.

 (3) Coupon based on one-month LIBOR.


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.


[CREDIT SUISSE / FIRST BOSTON]

             OAKWOOD SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES,
                                  SERIES 1997-C
                             COMPUTATIONAL MATERIALS





BOND PROFILE SUMMARY
 -----------------------------------------------------------------------------
 Percent of MHP:           0        75       100       160       200       300
 -----------------------------------------------------------------------------


 A1 SENIOR FLOAT
 Price: 100-00      Coupon: FLOAT                  Original Par:    43,620,000
 -----------------------------------------------------------------------------
 TO CALL:
 Bond Yield:            N/A       N/A       N/A       N/A       N/A       N/A
 Average Life:          4.78      1.83      1.52      1.10      0.93      0.68
 Duration:              3.94      1.67      1.40      1.03      0.88      0.64
 First Prin Pay:        9/97      9/97      9/97      9/97      9/97      9/97
 Last Prin Pay:        12/05      2/01      7/00      9/99      5/99     12/98
 -----------------------------------------------------------------------------


 A2 SENIOR
 Price: 99-28+      Coupon: 6.5500                 Original Par:    42,810,000
 -----------------------------------------------------------------------------
 TO CALL:
 Bond Yield:            6.62      6.61      6.60      6.59      6.58      6.56
 Average Life:         11.25      5.23      4.36      3.10      2.61      1.89
 Duration:              7.70      4.28      3.66      2.71      2.32      1.72
 First Prin Pay:       12/05      2/01      7/00      9/99      5/99     12/98
 Last Prin Pay:         4/11      8/04      7/03     10/01      2/01      2/00
 -----------------------------------------------------------------------------


 A3 SENIOR
 Price: 99-31+      Coupon: 6.7500                 Original Par:    27,750,000
 -----------------------------------------------------------------------------
 TO CALL:
 Bond Yield:            6.82      6.81      6.80      6.79      6.78      6.75
 Average Life:         15.35      8.41      7.11      5.10      4.20      2.96
 Duration:              9.26      6.21      5.46      4.18      3.54      2.60
 First Prin Pay:        4/11      8/04      7/03     10/01      2/01      2/00
 Last Prin Pay:         2/15      1/08      6/06     12/03     10/02      2/01
 -----------------------------------------------------------------------------


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

             OAKWOOD SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES,
                                  SERIES 1997-C
                             COMPUTATIONAL MATERIALS





BOND PROFILE SUMMARY
 -----------------------------------------------------------------------------
 Percent of MHP:           0        75       100       160       200       300
 -----------------------------------------------------------------------------


 A4 SENIOR
 Price: 99-29       Coupon: 6.9500                 Original Par:    12,930,000
 -----------------------------------------------------------------------------
 TO CALL:
 Bond Yield:            7.03      7.03      7.03      7.02      7.01      7.00
 Average Life:         18.43     11.46      9.81      7.10      5.77      3.71
 Duration:             10.08      7.65      6.88      5.43      4.60      3.17
 First Prin Pay:        2/15      1/08      6/06     12/03     10/02      2/01
 Last Prin Pay:        12/16      3/10      6/08      7/05      2/04      8/01
 -----------------------------------------------------------------------------


 A5 SENIOR
 Price: 99-28       Coupon: 7.1250                 Original Par:    27,080,000
 -----------------------------------------------------------------------------
 TO CALL:
 Bond Yield:            7.22      7.21      7.21      7.21      7.21      7.19
 Average Life:         21.53     15.13     13.32     10.00      8.26      4.85
 Duration:             10.66      8.94      8.30      6.90      6.02      3.96
 First Prin Pay:       12/16      3/10      6/08      7/05      2/04      8/01
 Last Prin Pay:         5/21      9/15     11/13      2/10      2/08     12/03
 -----------------------------------------------------------------------------


 A6 SENIOR
 Price: 99-31+      Coupon: 7.4250                 Original Par:    28,818,000
 -----------------------------------------------------------------------------
 TO CALL:
 Bond Yield:            7.52      7.51      7.51      7.51      7.51      7.50
 Average Life:         25.29     21.01     19.19     15.49     13.30      9.03
 Duration:             11.05     10.29      9.89      8.89      8.15      6.32
 First Prin Pay:        5/21      9/15     11/13      2/10      2/08     12/03
 Last Prin Pay:         6/23     10/19     11/17      4/14      1/12      3/08
 ---------------------------
 TO MATURITY:
 Price: 100-00
 Bond Yield:            7.51      7.51      7.51      7.51      7.51      7.50
 Average Life:         25.84     22.06     20.54     16.87     14.67      9.96
 Duration:             11.13     10.47     10.15      9.23      8.56      6.69
 First Prin Pay:        5/21      9/15     11/13      2/10      2/08     12/03
 Last Prin Pay:         1/26     10/23     11/22      3/20     12/17      4/13
 -----------------------------------------------------------------------------

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.


[CREDIT SUISSE / FIRST BOSTON]

             OAKWOOD SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES,
                                  SERIES 1997-C
                             COMPUTATIONAL MATERIALS





BOND PROFILE SUMMARY
 -----------------------------------------------------------------------------
 Percent of MHP:           0        75       100       160       200       300
 -----------------------------------------------------------------------------


 M AA MEZZ
 Price: 99-29       Coupon: 7.2750                 Original Par:    18,770,000
 -----------------------------------------------------------------------------
 TO CALL:
 Bond Yield:            7.37      7.36      7.36      7.36      7.36      7.35
 Average Life:         21.52     15.64     13.91     10.79      9.46      7.80
 Duration:             10.45      8.81      8.22      6.99      6.42      5.67
 First Prin Pay:       11/12     11/05      8/04      9/02      3/02      3/02
 Last Prin Pay:         6/23     10/19     11/17      4/14      1/12      3/08
 ---------------------------
 TO MATURITY:
 Price: 99-29
 Bond Yield:            7.37      7.36      7.36      7.36      7.36      7.35
 Average Life:         21.57     15.75     14.05     10.92      9.63      8.18
 Duration:             10.46      8.83      8.25      7.03      6.47      5.83
 First Prin Pay:       11/12     11/05      8/04      9/02      3/02      3/02
 Last Prin Pay:         2/24      4/21     11/19      2/16      3/14     12/10
 -----------------------------------------------------------------------------


 B1 BBB SUB
 Price: 99-30       Coupon: 7.5250                 Original Par:    21,116,000
 -----------------------------------------------------------------------------
 TO CALL:
 Bond Yield:            7.62      7.62      7.61      7.61      7.61      7.60
 Average Life:         21.08     14.83     13.11     10.00      8.80      7.50
 Duration:             10.16      8.47      7.88      6.63      6.08      5.47
 First Prin Pay:       11/12     11/05      8/04      9/02      3/02      3/02
 Last Prin Pay:         4/23      4/19      5/17     10/13     10/11      3/08
 ---------------------------
 TO MATURITY:
 Price: 99-30
 Bond Yield:            7.62      7.62      7.61      7.61      7.61      7.60
 Average Life:         21.08     14.83     13.11     10.00      8.80      7.54
 Duration:             10.16      8.47      7.88      6.63      6.08      5.49
 First Prin Pay:       11/12     11/05      8/04      9/02      3/02      3/02
 Last Prin Pay:         4/23      4/19      5/17     10/13     10/11      3/09
 -----------------------------------------------------------------------------

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.


[CREDIT SUISSE / FIRST BOSTON]

             OAKWOOD SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES,
                                  SERIES 1997-C
                             COMPUTATIONAL MATERIALS


BOND PROFILE SUMMARY
 -----------------------------------------------------------------------------
 Percent of MHP:           0        75       100       160       200       300
 -----------------------------------------------------------------------------


 B2 BBB- SUB
 Price: 99-25+      Coupon: 7.8250                 Original Par:    11,731,441
 -----------------------------------------------------------------------------
 TO CALL:
 Bond Yield:            7.94      7.94      7.94      7.94      7.94      7.94
 Average Life:         22.31     17.13     15.36     12.24     10.65      8.34
 Duration:             10.09      8.79      8.29      7.25      6.69      5.79
 First Prin Pay:       11/12     11/05      8/04      9/02      3/02      3/02
 Last Prin Pay:         6/23     10/19     11/17      4/14      1/12      3/08
 ---------------------------
 TO MATURITY:
 Price: 99-26
 Bond Yield:            7.94      7.94      7.94      7.94      7.94      7.94
 Average Life:         24.09     20.02     18.94     16.70     15.41     12.78
 Duration:             10.29      9.19      8.84      8.11      7.75      7.14
 First Prin Pay:       11/12     11/05      8/04      9/02      3/02      3/02
 Last Prin Pay:         6/27      6/27      6/27      6/27      6/27      6/27
 -----------------------------------------------------------------------------

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.


[CREDIT SUISSE / FIRST BOSTON]

             OAKWOOD SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES,
                                  SERIES 1997-C
                             COMPUTATIONAL MATERIALS





 Percent of Principal Outstanding of Class A-1
 --------------------------------------------------------------------------------------------
 Percent of MHP:               0           75         100         160         200         300
 --------------------------------------------------------------------------------------------
 Initial Percent              100         100         100         100         100         100
 August 15, 1998               92          74          68          55          45          22
 August 15, 1999               83          45          32           3           0           0
 August 15, 2000               73          15           0           0           0           0
 August 15, 2001               63           0           0           0           0           0
 August 15, 2002               51           0           0           0           0           0
 August 15, 2003               37           0           0           0           0           0
 August 15, 2004               22           0           0           0           0           0
 August 15, 2005                5           0           0           0           0           0
 August 15, 2006                0           0           0           0           0           0
 August 15, 2007                0           0           0           0           0           0
 August 15, 2008                0           0           0           0           0           0
 August 15, 2009                0           0           0           0           0           0
 August 15, 2010                0           0           0           0           0           0
 August 15, 2011                0           0           0           0           0           0
 August 15, 2012                0           0           0           0           0           0
 August 15, 2013                0           0           0           0           0           0
 August 15, 2014                0           0           0           0           0           0
 August 15, 2015                0           0           0           0           0           0
 August 15, 2016                0           0           0           0           0           0
 August 15, 2017                0           0           0           0           0           0
 August 15, 2018                0           0           0           0           0           0
 August 15, 2019                0           0           0           0           0           0
 August 15, 2020                0           0           0           0           0           0
 August 15, 2021                0           0           0           0           0           0
 August 15, 2022                0           0           0           0           0           0
 August 15, 2023                0           0           0           0           0           0
 August 15, 2024                0           0           0           0           0           0
 August 15, 2025                0           0           0           0           0           0
 August 15, 2026                0           0           0           0           0           0
 August 15, 2027                0           0           0           0           0           0

 Avg Life In Years:           4.8         1.8         1.5         1.1         0.9         0.7
----------------------------------------------------------------------------------------------



The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.


[CREDIT SUISSE / FIRST BOSTON]

             OAKWOOD SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES,
                                  SERIES 1997-C
                             COMPUTATIONAL MATERIALS




 Percent of Principal Outstanding of Class A-2
 --------------------------------------------------------------------------------------------
 Percent of MHP:                0          75         100         160         200         300
 --------------------------------------------------------------------------------------------
 Initial Percent              100         100         100         100         100         100
 August 15, 1998              100         100         100         100         100         100
 August 15, 1999              100         100         100         100          84          38
 August 15, 2000              100         100          96          53          25           0
 August 15, 2001              100          85          61           7           0           0
 August 15, 2002              100          56          27           0           0           0
 August 15, 2003              100          27           0           0           0           0
 August 15, 2004              100           0           0           0           0           0
 August 15, 2005              100           0           0           0           0           0
 August 15, 2006               90           0           0           0           0           0
 August 15, 2007               74           0           0           0           0           0
 August 15, 2008               57           0           0           0           0           0
 August 15, 2009               37           0           0           0           0           0
 August 15, 2010               15           0           0           0           0           0
 August 15, 2011                0           0           0           0           0           0
 August 15, 2012                0           0           0           0           0           0
 August 15, 2013                0           0           0           0           0           0
 August 15, 2014                0           0           0           0           0           0
 August 15, 2015                0           0           0           0           0           0
 August 15, 2016                0           0           0           0           0           0
 August 15, 2017                0           0           0           0           0           0
 August 15, 2018                0           0           0           0           0           0
 August 15, 2019                0           0           0           0           0           0
 August 15, 2020                0           0           0           0           0           0
 August 15, 2021                0           0           0           0           0           0
 August 15, 2022                0           0           0           0           0           0
 August 15, 2023                0           0           0           0           0           0
 August 15, 2024                0           0           0           0           0           0
 August 15, 2025                0           0           0           0           0           0
 August 15, 2026                0           0           0           0           0           0
 August 15, 2027                0           0           0           0           0           0

 Avg Life In Years:          11.3         5.2         4.4         3.1         2.6         1.9
---------------------------------------------------------------------------------------------

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.


[CREDIT SUISSE / FIRST BOSTON]

             OAKWOOD SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES,
                                  SERIES 1997-C
                             COMPUTATIONAL MATERIALS





 Percent of Principal Outstanding of Class A-3
 --------------------------------------------------------------------------------------------
 Percent of MHP:               0           75         100         160         200         300
 --------------------------------------------------------------------------------------------
 Initial Percent              100         100         100         100         100         100
 August 15, 1998              100         100         100         100         100         100
 August 15, 1999              100         100         100         100         100         100
 August 15, 2000              100         100         100         100         100          42
 August 15, 2001              100         100         100         100          60           0
 August 15, 2002              100         100         100          46           4           0
 August 15, 2003              100         100          92          11           0           0
 August 15, 2004              100          98          47           0           0           0
 August 15, 2005              100          56          19           0           0           0
 August 15, 2006              100          30           0           0           0           0
 August 15, 2007              100           8           0           0           0           0
 August 15, 2008              100           0           0           0           0           0
 August 15, 2009              100           0           0           0           0           0
 August 15, 2010              100           0           0           0           0           0
 August 15, 2011               85           0           0           0           0           0
 August 15, 2012               54           0           0           0           0           0
 August 15, 2013               33           0           0           0           0           0
 August 15, 2014               11           0           0           0           0           0
 August 15, 2015                0           0           0           0           0           0
 August 15, 2016                0           0           0           0           0           0
 August 15, 2017                0           0           0           0           0           0
 August 15, 2018                0           0           0           0           0           0
 August 15, 2019                0           0           0           0           0           0
 August 15, 2020                0           0           0           0           0           0
 August 15, 2021                0           0           0           0           0           0
 August 15, 2022                0           0           0           0           0           0
 August 15, 2023                0           0           0           0           0           0
 August 15, 2024                0           0           0           0           0           0
 August 15, 2025                0           0           0           0           0           0
 August 15, 2026                0           0           0           0           0           0
 August 15, 2027                0           0           0           0           0           0

 Avg Life In Years:          15.4         8.4         7.1         5.1         4.2         3.0
---------------------------------------------------------------------------------------------

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.


[CREDIT SUISSE / FIRST BOSTON]

             OAKWOOD SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES,
                                  SERIES 1997-C
                             COMPUTATIONAL MATERIALS





 Percent of Principal Outstanding of Class A-4
 --------------------------------------------------------------------------------------------
 Percent of MHP:                0          75         100         160         200         300
 --------------------------------------------------------------------------------------------
 Initial Percent              100         100         100         100         100         100
 August 15, 1998              100         100         100         100         100         100
 August 15, 1999              100         100         100         100         100         100
 August 15, 2000              100         100         100         100         100         100
 August 15, 2001              100         100         100         100         100           0
 August 15, 2002              100         100         100         100         100           0
 August 15, 2003              100         100         100         100          30           0
 August 15, 2004              100         100         100          54           0           0
 August 15, 2005              100         100         100           0           0           0
 August 15, 2006              100         100          88           0           0           0
 August 15, 2007              100         100          39           0           0           0
 August 15, 2008              100          70           0           0           0           0
 August 15, 2009              100          24           0           0           0           0
 August 15, 2010              100           0           0           0           0           0
 August 15, 2011              100           0           0           0           0           0
 August 15, 2012              100           0           0           0           0           0
 August 15, 2013              100           0           0           0           0           0
 August 15, 2014              100           0           0           0           0           0
 August 15, 2015               73           0           0           0           0           0
 August 15, 2016               16           0           0           0           0           0
 August 15, 2017                0           0           0           0           0           0
 August 15, 2018                0           0           0           0           0           0
 August 15, 2019                0           0           0           0           0           0
 August 15, 2020                0           0           0           0           0           0
 August 15, 2021                0           0           0           0           0           0
 August 15, 2022                0           0           0           0           0           0
 August 15, 2023                0           0           0           0           0           0
 August 15, 2024                0           0           0           0           0           0
 August 15, 2025                0           0           0           0           0           0
 August 15, 2026                0           0           0           0           0           0
 August 15, 2027                0           0           0           0           0           0

 Avg Life In Years:          18.4        11.5         9.8         7.1         5.8         3.7
---------------------------------------------------------------------------------------------

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.


[CREDIT SUISSE / FIRST BOSTON]

             OAKWOOD SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES,
                                  SERIES 1997-C
                             COMPUTATIONAL MATERIALS




 Percent of Principal Outstanding of Class A-5
 --------------------------------------------------------------------------------------------
 Percent of MHP:                0          75         100         160         200         300
 --------------------------------------------------------------------------------------------
 Initial Percent              100         100         100         100         100         100
 August 15, 1998              100         100         100         100         100         100
 August 15, 1999              100         100         100         100         100         100
 August 15, 2000              100         100         100         100         100         100
 August 15, 2001              100         100         100         100         100          95
 August 15, 2002              100         100         100         100         100          37
 August 15, 2003              100         100         100         100         100           8
 August 15, 2004              100         100         100         100          82           0
 August 15, 2005              100         100         100          96          53           0
 August 15, 2006              100         100         100          70          29           0
 August 15, 2007              100         100         100          47           9           0
 August 15, 2008              100         100          96          27           0           0
 August 15, 2009              100         100          75           8           0           0
 August 15, 2010              100          90          54           0           0           0
 August 15, 2011              100          68          34           0           0           0
 August 15, 2012              100          50          18           0           0           0
 August 15, 2013              100          33           3           0           0           0
 August 15, 2014              100          17           0           0           0           0
 August 15, 2015              100           1           0           0           0           0
 August 15, 2016              100           0           0           0           0           0
 August 15, 2017               80           0           0           0           0           0
 August 15, 2018               61           0           0           0           0           0
 August 15, 2019               41           0           0           0           0           0
 August 15, 2020               18           0           0           0           0           0
 August 15, 2021                0           0           0           0           0           0
 August 15, 2022                0           0           0           0           0           0
 August 15, 2023                0           0           0           0           0           0
 August 15, 2024                0           0           0           0           0           0
 August 15, 2025                0           0           0           0           0           0
 August 15, 2026                0           0           0           0           0           0
 August 15, 2027                0           0           0           0           0           0

 Avg Life In Years:          21.5        15.1        13.3        10.0         8.3         4.9
---------------------------------------------------------------------------------------------

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.


[CREDIT SUISSE / FIRST BOSTON]

             OAKWOOD SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES,
                                  SERIES 1997-C
                             COMPUTATIONAL MATERIALS



 Percent of Principal Outstanding of Class A-6
 --------------------------------------------------------------------------------------------
 Percent of MHP:                0          75         100         160         200         300
 --------------------------------------------------------------------------------------------
 Initial Percent              100         100         100         100         100         100
 August 15, 1998              100         100         100         100         100         100
 August 15, 1999              100         100         100         100         100         100
 August 15, 2000              100         100         100         100         100         100
 August 15, 2001              100         100         100         100         100         100
 August 15, 2002              100         100         100         100         100         100
 August 15, 2003              100         100         100         100         100         100
 August 15, 2004              100         100         100         100         100          85
 August 15, 2005              100         100         100         100         100          67
 August 15, 2006              100         100         100         100         100          53
 August 15, 2007              100         100         100         100         100          42
 August 15, 2008              100         100         100         100          91          33
 August 15, 2009              100         100         100         100          76          26
 August 15, 2010              100         100         100          92          63          20
 August 15, 2011              100         100         100          77          52          12
 August 15, 2012              100         100         100          66          43           4
 August 15, 2013              100         100         100          56          35           0
 August 15, 2014              100         100          89          46          27           0
 August 15, 2015              100         100          76          38          17           0
 August 15, 2016              100          85          63          28           8           0
 August 15, 2017              100          71          52          17           1           0
 August 15, 2018              100          61          44          10           0           0
 August 15, 2019              100          51          36           4           0           0
 August 15, 2020              100          41          25           0           0           0
 August 15, 2021               93          29          13           0           0           0
 August 15, 2022               68          14           2           0           0           0
 August 15, 2023               46           1           0           0           0           0
 August 15, 2024               18           0           0           0           0           0
 August 15, 2025                5           0           0           0           0           0
 August 15, 2026                0           0           0           0           0           0
 August 15, 2027                0           0           0           0           0           0

 Avg Life In Years:          25.8        22.1        20.5        16.9        14.7        10.0
---------------------------------------------------------------------------------------------

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.


[CREDIT SUISSE / FIRST BOSTON]

             OAKWOOD SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES,
                                  SERIES 1997-C
                             COMPUTATIONAL MATERIALS





 Percent of Principal Outstanding of Class M
 --------------------------------------------------------------------------------------------
 Percent of MHP:                0          75         100         160         200         300
 --------------------------------------------------------------------------------------------
 Initial Percent              100         100         100         100         100         100
 August 15, 1998              100         100         100         100         100         100
 August 15, 1999              100         100         100         100         100         100
 August 15, 2000              100         100         100         100         100         100
 August 15, 2001              100         100         100         100         100         100
 August 15, 2002              100         100         100         100          93          89
 August 15, 2003              100         100         100          88          79          71
 August 15, 2004              100         100          99          77          68          57
 August 15, 2005              100         100          90          67          57          45
 August 15, 2006              100          94          82          59          49          35
 August 15, 2007              100          86          74          51          41          28
 August 15, 2008              100          79          67          44          35          22
 August 15, 2009              100          72          59          38          29          14
 August 15, 2010              100          64          53          32          24           3
 August 15, 2011              100          57          46          27          20           0
 August 15, 2012              100          51          41          23          12           0
 August 15, 2013               95          46          36          20           4           0
 August 15, 2014               87          41          31          11           0           0
 August 15, 2015               79          35          27           3           0           0
 August 15, 2016               70          30          22           0           0           0
 August 15, 2017               61          25          16           0           0           0
 August 15, 2018               55          21           9           0           0           0
 August 15, 2019               48          16           1           0           0           0
 August 15, 2020               41           6           0           0           0           0
 August 15, 2021               33           0           0           0           0           0
 August 15, 2022               24           0           0           0           0           0
 August 15, 2023               11           0           0           0           0           0
 August 15, 2024                0           0           0           0           0           0
 August 15, 2025                0           0           0           0           0           0
 August 15, 2026                0           0           0           0           0           0
 August 15, 2027                0           0           0           0           0           0

 Avg Life In Years:          21.6        15.8        14.0        10.9         9.6         8.2
---------------------------------------------------------------------------------------------

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.


[CREDIT SUISSE / FIRST BOSTON]

             OAKWOOD SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES,
                                  SERIES 1997-C
                             COMPUTATIONAL MATERIALS



 Percent of Principal Outstanding of Class B-1
 --------------------------------------------------------------------------------------------
 Percent of MHP:                0          75         100         160         200         300
 --------------------------------------------------------------------------------------------
 Initial Percent              100         100         100         100         100         100
 August 15, 1998              100         100         100         100         100         100
 August 15, 1999              100         100         100         100         100         100
 August 15, 2000              100         100         100         100         100         100
 August 15, 2001              100         100         100         100         100         100
 August 15, 2002              100         100         100         100          93          89
 August 15, 2003              100         100         100          88          79          71
 August 15, 2004              100         100          99          77          68          57
 August 15, 2005              100         100          90          67          57          40
 August 15, 2006              100          94          82          59          46          25
 August 15, 2007              100          86          74          50          34          14
 August 15, 2008              100          79          67          39          24           4
 August 15, 2009              100          72          59          29          16           0
 August 15, 2010              100          64          52          21           8           0
 August 15, 2011              100          57          42          13           1           0
 August 15, 2012              100          50          34           6           0           0
 August 15, 2013               95          42          26           1           0           0
 August 15, 2014               87          33          19           0           0           0
 August 15, 2015               79          25          12           0           0           0
 August 15, 2016               70          17           5           0           0           0
 August 15, 2017               61           9           0           0           0           0
 August 15, 2018               55           3           0           0           0           0
 August 15, 2019               46           0           0           0           0           0
 August 15, 2020               34           0           0           0           0           0
 August 15, 2021               21           0           0           0           0           0
 August 15, 2022                7           0           0           0           0           0
 August 15, 2023                0           0           0           0           0           0
 August 15, 2024                0           0           0           0           0           0
 August 15, 2025                0           0           0           0           0           0
 August 15, 2026                0           0           0           0           0           0
 August 15, 2027                0           0           0           0           0           0

 Avg Life In Years:          21.1        14.8        13.1        10.0         8.8         7.5
---------------------------------------------------------------------------------------------

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.


[CREDIT SUISSE / FIRST BOSTON]

             OAKWOOD SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES,
                                  SERIES 1997-C
                             COMPUTATIONAL MATERIALS



 Percent of Principal Outstanding of Class B-2
 --------------------------------------------------------------------------------------------
 Percent of MHP:                0          75         100         160         200         300
 --------------------------------------------------------------------------------------------
 Initial Percent              100         100         100         100         100         100
 August 15, 1998              100         100         100         100         100         100
 August 15, 1999              100         100         100         100         100         100
 August 15, 2000              100         100         100         100         100         100
 August 15, 2001              100         100         100         100         100         100
 August 15, 2002              100         100         100         100          93          89
 August 15, 2003              100         100         100          88          79          71
 August 15, 2004              100         100          99          77          68          57
 August 15, 2005              100         100          90          67          57          54
 August 15, 2006              100          94          82          59          54          54
 August 15, 2007              100          86          74          54          54          54
 August 15, 2008              100          79          67          54          54          54
 August 15, 2009              100          72          59          54          54          54
 August 15, 2010              100          64          54          54          54          54
 August 15, 2011              100          57          54          54          54          54
 August 15, 2012              100          54          54          54          54          54
 August 15, 2013               95          54          54          54          54          49
 August 15, 2014               87          54          54          54          54          37
 August 15, 2015               79          54          54          54          54          27
 August 15, 2016               70          54          54          54          54          20
 August 15, 2017               61          54          54          54          54          14
 August 15, 2018               55          54          54          54          45          10
 August 15, 2019               54          54          54          54          35           8
 August 15, 2020               54          54          54          48          26           5
 August 15, 2021               54          54          54          34          18           3
 August 15, 2022               54          54          54          23          12           2
 August 15, 2023               54          54          37          14           7           1
 August 15, 2024               54          29          19           7           3           0
 August 15, 2025               54          19          12           4           2           0
 August 15, 2026               32           8           5           2           1           0
 August 15, 2027                0           0           0           0           0           0

 Avg Life In Years:          24.1        20.0        18.9        16.7        15.4        12.8
---------------------------------------------------------------------------------------------


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.


[CREDIT SUISSE / FIRST BOSTON]

SUBJECT TO REVISION
SERIES TERM SHEET DATED AUGUST 11, 1997

                                  $234,625,441
[LOGO]                Oakwood Mortgage Investors, Inc.,
                                     Seller
                         Oakwood Acceptance Corporation
                                    Servicer
          SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES, SERIES 1997-C

Attached is a preliminary Series Term Sheet describing the structure, collateral pool and certain aspects of the Oakwood Mortgage Investors Senior/Subordinated Pass-Through Certificates, Series 1997-C. The Series Term Sheet has been prepared by Oakwood Mortgage Investors for informational purposes only and is subject to modification or change. The information and assumptions contained therein are preliminary and will be superseded by a prospectus supplement and by any other additional information subsequently filed with the Securities and Exchange Commission or incorporated by reference in the Registration Statement.

Neither Credit Suisse First Boston, Goldman, Sachs & Co. nor any of their respective affiliates makes any representation as to the accuracy or completeness of any of the information set forth in the attached Series Term Sheet. This cover sheet is not part of the Series Term Sheet.

A REGISTRATION STATEMENT (INCLUDING A BASE PROSPECTUS) RELATING TO THE PASS-THROUGH CERTIFICATES, INCLUDING THE OAKWOOD MORTGAGE INVESTORS, INC. SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES, SERIES 1997-C, HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND HAS BEEN DECLARED EFFECTIVE. THE FINAL PROSPECTUS SUPPLEMENT RELATING TO THE SECURITIES WILL BE FILED AFTER THE SECURITIES HAVE BEEN PRICED AND ALL OF THE TERMS AND INFORMATION ARE FINALIZED. THIS COMMUNICATION IS NOT AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE. INTERESTED PERSONS ARE REFERRED TO THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT TO WHICH THE SECURITIES RELATE. ANY INVESTMENT DECISION SHOULD BE BASED ONLY UPON THE INFORMATION IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT AS OF THEIR PUBLICATION DATES.


Credit Suisse First Boston                               Goldman, Sachs & Co.

         THIS SERIES TERM SHEET WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION APPEARING IN THE PROSPECTUS SUPPLEMENT, THE PROSPECTUS AND THE SERIES 1997-C POOLING AND SERVICING AGREEMENT TO BE DATED AS OF AUGUST 1, 1997, AMONG OAKWOOD MORTGAGE INVESTORS, INC., AS SELLER, OAKWOOD ACCEPTANCE CORPORATION, AS SERVICER, AND PNC BANK, NATIONAL ASSOCIATION, AS TRUSTEE.


Class Designations


   CLASS A CERTIFICATES.........................Class A-1, Class A-2, Class A-3,
                                                Class A-4, Class A-5 and Class
                                                A-6 Certificates.

   CLASS M CERTIFICATES.........................The Class M Certificates.

   CLASS B CERTIFICATES.........................Class B-1 and Class B-2
                                                Certificates.

   SUBORDINATED CERTIFICATES....................Class M, Class B, Class X and
                                                Class R Certificates.

   OFFERED CERTIFICATES.........................Class A, Class M and Class B
                                                Certificates.

   OFFERED SUBORDINATED CERTIFICATES............Class M and Class B
                                                Certificates.

The Offered Certificates........................                                     Approximate
                                                                                 Initial Certificate   Pass-Through
                                                         Title of Class          Principal Balance(1)       Rate
                                                 Class A-1 Certificates.........     $43,620,000             .  %(2)
                                                 Class A-2 Certificates.........     $42,810,000             .  %(3)
                                                 Class A-3 Certificates.........     $27,750,000             .  %(3)
                                                 Class A-4 Certificates.........     $12,930,000             .  %(3)
                                                 Class A-5 Certificates.........     $27,080,000             .  %(3)
                                                 Class A-6 Certificates.........     $28,818,000             .  %(4)
                                                 Class M Certificates...........     $18,770,000             .  %(4)
                                                 Class B-1 Certificates.........     $21,116,000             .  %(4)
                                                 Class B-2 Certificates.........     $11,731,441             .  %(4)

                                                 (1) The aggregate initial principal balance of the Certificates may be increased or decreased by up to 5%. Any such increase or decrease may be allocated disproportionately among the Classes of Certificates. Accordingly, any investor's commitments with respect to the Certificates may be increased or decreased
                                                     correspondingly.
                                                 (2) Computed on the basis of a 360-day year and the actual number of days in each Interest Accrual Period.
                                                 (3) Computed on the basis of a 360-day year of twelve 30-day months.
                                                 (4) The lesser of (i) the specified rate per annum, computed on the basis of a 360-day year of twelve 30-day months, or (ii) the
                                                     Weighted Average Net Asset Rate for the related Distribution
                                                     Date.

Denominations...................................The Offered Certificates will be Book-Entry Certificates only,
                                                in minimum denominations of
                                                $1,000 and integral multiples of
                                                $1 in excess thereof.
Cut-off Date....................................August 1, 1997.

Distribution Dates..............................Generally,  the fifteenth day of each month,  commencing
                                                September 15, 1997 (each, a
                                                "Distribution Date").

Interest Accrual Period.........................With respect to each
                                                Distribution Date (i)
                                                for the Class A-1 Certificates,
                                                the period commencing on the
                                                15th day of the preceding month
                                                through the 14th day of the
                                                month in which such Distribution
                                                Date occurs (except that the
                                                first Interest Accrual Period
                                                for the Class A-1 Certificates
                                                will be the period from the
                                                Closing Date through September
                                                14, 1997) and (ii) for the Class
                                                A-2, Class A-3, Class A-4, Class
                                                A-5, Class A-6, Class M and
                                                Class B Certificates, the
                                                calendar month preceding the
                                                month in which the Distribution
                                                Date occurs (each, an "Interest
                                                Accrual Period").

Distributions...................................The "Available Distribution"
                                                for a Distribution Date
                                                generally will include (1)(a)
                                                Monthly Payments of principal
                                                and interest due on the Assets
                                                during the related Collection
                                                Period, to the extent such
                                                payments were actually collected
                                                from the Obligors or advanced by
                                                the Servicer and (b) unscheduled
                                                payments received with respect
                                                to the Assets during the related
                                                Prepayment Period, including
                                                Principal Prepayments, proceeds
                                                of repurchases, Net Liquidation
                                                Proceeds and Net Insurance
                                                Proceeds, less (2)(a) if Oakwood
                                                is not the Servicer, Servicing
                                                Fees for the related Collection
                                                Period, (b) amounts required to
                                                reimburse the Servicer for
                                                previously unreimbursed Advances
                                                in accordance with the
                                                Agreement, (c) amounts required
                                                to reimburse the Company or the
                                                Servicer for certain
                                                reimbursable expenses in
                                                accordance with the Agreement
                                                and (d) amounts required to
                                                reimburse any party for an
                                                overpayment of a Repurchase
                                                Price for an Asset in accordance
                                                with the Agreement.

                                                Distributions will be made on
                                                each Distribution Date to
                                                holders of record on the
                                                preceding Record Date.
                                                Distributions on a Class of
                                                Certificates will be allocated
                                                among the Certificates of such
                                                Class in proportion to their
                                                respective percentage interests.

Certificate Structure Considerations............The primary credit support for the Class A Certificates is the
                                                subordination of the
                                                Subordinated Certificates; for
                                                the Class M Certificates is the
                                                subordination of the Class B,
                                                Class X and the Class R
                                                Certificates; for the Class B-1
                                                Certificates is the
                                                subordination of the Class B-2,
                                                Class X, and the Class R
                                                Certificates; and for the Class
                                                B-2 Certificates is the
                                                subordination of Class X and
                                                Class R Certificates plus the
                                                Limited Guarantee of certain
                                                collections of principal and
                                                interest on the Assets by
                                                Oakwood Homes.

Subordination of the Offered Subordinate
  Certificates................................. The rights of the Class M
                                                Certificateholders to receive
                                                distributions of principal will
                                                be subordinated to such rights
                                                of the Class A
                                                Certificateholders to receive
                                                distributions of principal and
                                                interest. Interest and interest
                                                shortfalls on the Class M
                                                Certificates will not be
                                                subordinated to principal
                                                payments on the Class A
                                                Certificates.

                                                The rights of holders of the
                                                Class B Certificates to receive
                                                distributions of principal
                                                similarly will be subordinated
                                                to the rights of the holders of
                                                the Class A and Class M
                                                Certificates to receive
                                                distributions of principal and
                                                interest. Interest and interest
                                                shortfalls on the Class B
                                                Certificates will not be
                                                subordinated to principal
                                                payments on the Class A and
                                                Class M Certificates.

Limited Guarantee...............................The Class B-2 Certificateholders
                                                will have the benefit of a
                                                limited guarantee provided by
                                                Oakwood Homes of certain
                                                collections on Assets. The
                                                Limited Guarantee will not be
                                                available to support other
                                                Classes of Certificates.

Realized Losses on Liquidated Loans.........    The Principal Distribution
                                                Amount for any Distribution Date
                                                is intended to include the
                                                Scheduled Principal Balance of
                                                each Asset that became a
                                                Liquidated Loan during the
                                                preceding calendar month. A
                                                Realized Loss will be incurred
                                                on a Liquidated Loan in the
                                                amount, if any, by which the Net
                                                Liquidation Proceeds from such
                                                Liquidated Loan are less than
                                                the Unpaid Principal Balance of
                                                such Liquidated Loan, plus
                                                accrued and unpaid interest
                                                thereon (to the extent not
                                                covered by Servicing Advances,
                                                if any, with respect to such
                                                Liquidated Loan), plus amounts
                                                reimbursable to the Servicer for
                                                previously unreimbursed
                                                Servicing Advances. To the
                                                extent that the amount of the
                                                Realized Loss is not covered by
                                                interest collected on the
                                                nondefaulted Assets in excess of
                                                certain Interest Distribution
                                                Amounts and Carryover Interest
                                                Amounts required to be
                                                distributed on the Offered
                                                Certificates and any portion of
                                                such interest required to be
                                                paid to a Servicer other than
                                                Oakwood as servicing
                                                compensation ("Excess
                                                Interest"), the amount of such
                                                Realized Loss will be allocated
                                                to the Offered Subordinated
                                                Certificates as a Writedown
                                                Amount in reduction of their
                                                Certificate Principal Balance as
                                                described below.

Allocation of Writedown Amounts.................The "Writedown Amount" for any
                                                Distribution Date will be the
                                                amount, if any, by which the
                                                aggregate Certificate Principal
                                                Balance of all Certificates
                                                exceeds the Pool Scheduled
                                                Principal Balance of the Assets
                                                for the immediately preceding
                                                Distribution Date after taking
                                                into account all distributions
                                                to be made on such Distribution
                                                Date. The Writedown Amount will
                                                be allocated among the Classes
                                                of Offered Subordinated
                                                Certificates in the following
                                                order of priority:
                                                (1) first, to the Class B-2
                                                    Certificates, to be applied
                                                    in reduction of the Adjusted
                                                    Certificate Principal
                                                    Balance of such Class until
                                                    it has been reduced to zero;
                                                (2) second, to the Class B-1
                                                    Certificates, to be applied
                                                    in reduction of the Adjusted
                                                    Certificate Principal
                                                    Balance of such Class until
                                                    it has been reduced to zero;
                                                    and
                                                (3) third, to the Class M
                                                    Certificates, to be applied
                                                    in reduction of the Adjusted
                                                    Certificate Principal
                                                    Balance of such Class until
                                                    it has been reduced to zero.

Advances........................................For each Distribution Date, the
                                                Servicer will be obligated to
                                                make Advances in respect of the
                                                related Collection Period to the
                                                extent of delinquent interest
                                                and principal payments in
                                                respect of the Assets. The
                                                Servicer will be required to
                                                make an Advance only to the
                                                extent that it determines such
                                                Advance will be recoverable from
                                                future payments and collections
                                                on or in respect of the related
                                                Assets.

Final Scheduled Distribution Dates..............To the extent not previously paid prior to such dates, the
                                                outstanding principal amount of
                                                each Class of Offered
                                                Certificates will be payable on
                                                the November 2027 Distribution
                                                Date (with respect to each Class
                                                of Certificates, the "Final
                                                Scheduled Distribution Date").
                                                The Final Scheduled Distribution
                                                Date has been determined by
                                                adding three months to the
                                                maturity date of the Asset with
                                                latest stated maturity.

Optional Termination............................Either the Servicer or the
                                                holders of a majority in
                                                interest of the Class R
                                                Certificates (the "Residual
                                                Majority"), at their respective
                                                options and subject to the
                                                limitations imposed by the
                                                Agreement, will have the option
                                                to purchase from the Trust
                                                Estate all Assets then
                                                outstanding and all other
                                                property in the Trust Estate on
                                                any Distribution Date occurring
                                                on or after the Distribution
                                                Date on which the sum of the
                                                Certificate Principal Balance of
                                                the Certificates is less than
                                                10% of the sum of the original
                                                Certificate Principal Balance of
                                                the Certificates.

                                                If neither the Residual Majority
                                                nor the Servicer exercises its
                                                optional termination right
                                                within 90 days after it first
                                                becomes eligible to do so, the
                                                Trustee shall solicit bids for
                                                the purchase of all Assets then
                                                outstanding and all other
                                                property in the Trust Estate. In
                                                the event that satisfactory bids
                                                are received, the sale proceeds
                                                will be distributed to
                                                Certificateholders.

The Assets......................................The Trust will consist of (1)
                                                manufactured housing installment
                                                sales contracts (collectively,
                                                the "Contracts") secured by
                                                security interests in
                                                manufactured homes, as defined
                                                herein (the "Manufactured
                                                Homes"), and with respect to
                                                certain of the Contracts ("Land
                                                Secured Contracts") secured by
                                                liens on the real estate on
                                                which the related Manufactured
                                                Homes are located, and (2)
                                                mortgage loans secured by first
                                                liens on the real estate to
                                                which the related Manufactured
                                                Homes are deemed permanently
                                                affixed (the "Mortgage Loans,"
                                                and collectively, the "Assets").
                                                The Asset Pool consists of
                                                approximately 6,595 Assets
                                                having an aggregate Scheduled
                                                Principal Balance as of the
                                                Cut-off Date of approximately
                                                $234,625,441.12. All of the
                                                Assets are actuarial
                                                obligations. Approximately
                                                11.22% of the Asset Pool is
                                                comprised of Assets that are
                                                Mortgage Loans and approximately
                                                7.01% of the Assets are Land
                                                Secured Contracts. Based on
                                                Cut-off Date Pool Balance,
                                                90.61% of the Assets are secured
                                                by Manufactured Homes which were
                                                new, 2.83% of the Assets are
                                                secured by Manufactured Homes
                                                which were used, 6.12% of the
                                                Assets are secured by
                                                Manufactured Homes which were
                                                repossessed and 0.45% of the
                                                Assets are secured by
                                                Manufactured Homes which were
                                                transferred. As of the Cut-off
                                                Date, the Assets were secured by
                                                Manufactured Homes or Mortgage
                                                Properties (or Real Properties,
                                                in the case of Land Secured
                                                Contracts) located in 40 states,
                                                and approximately 22.64% and
                                                14.39% of the Assets were
                                                secured by Manufactured Homes or
                                                Mortgaged Properties located in
                                                North Carolina and Texas,
                                                respectively (based on the
                                                mailing addresses of the
                                                Obligors on the Assets as of the
                                                Cut-off Date). Each Contract
                                                bears interest at an annual
                                                percentage rate (an "APR") of at
                                                least 7.50% and not more than
                                                15.00%. The weighted averaged
                                                APR of the Assets as of the
                                                Cut-off Date is approximately
                                                10.10%. The Assets have
                                                remaining terms to maturity as
                                                of the Cut-off Date of at least
                                                9 months but not more than 360
                                                months and original terms to
                                                stated maturity of at least 12
                                                months but not more than 360
                                                months. As of the Cut-off Date,
                                                the Assets had a weighted
                                                average original term to stated
                                                maturity of approximately 281
                                                months, and a weighted average
                                                remaining term to stated
                                                maturity of approximately 280
                                                months. The final scheduled
                                                payment date on the Asset with
                                                the latest maturity occurs in
                                                August 2027. No Contract has an
                                                original loan-to-value ratio in
                                                excess of 113%. The Servicer
                                                will be required to cause to be
                                                maintained one or more standard
                                                hazard insurance policies with
                                                respect to each Manufactured
                                                Home and Mortgage Property.

Certain Federal Income Tax
 Consequences...................................For federal income tax purposes, the Trust Estate will be treated
                                                as one or more real estate
                                                mortgage investment conduits
                                                ("REMIC"). The Class A, Class M,
                                                Class B and Class X Certificates
                                                will constitute "regular
                                                interests" in the REMIC for
                                                federal income tax purposes. The
                                                Class R Certificates will be
                                                treated as the sole class of
                                                "residual interests" in the
                                                REMIC for federal income tax
                                                purposes.

ERISA Considerations............................Fiduciaries of employee benefit plans and certain other
                                                retirement plans and
                                                arrangements, including
                                                individual retirement accounts
                                                and annuities, Keogh plans, and
                                                collective investment funds in
                                                which such plans, accounts,
                                                annuities or arrangements are
                                                invested, that are subject to
                                                the Employee Retirement Income
                                                Security Act of 1974, as amended
                                                ("ERISA"), or corresponding
                                                provisions of the Code (any of
                                                the foregoing, a "Plan"),
                                                persons acting on behalf of a
                                                Plan, or persons using the
                                                assets of a Plan ("Plan
                                                Investors") should consult with
                                                their own counsel to determine
                                                whether the purchase or holding
                                                of the Offered Certificates
                                                could give rise to a transaction
                                                that is prohibited either under
                                                ERISA or the Code

                                                BECAUSE THE OFFERED SUBORDINATED
                                                CERTIFICATES ARE SUBORDINATED
                                                SECURITIES, THEY WILL NOT
                                                SATISFY THE REQUIREMENTS OF
                                                CERTAIN PROHIBITED TRANSACTION
                                                EXEMPTIONS. AS A RESULT, THE
                                                PURCHASE OR HOLDING OF ANY OF
                                                THE OFFERED SUBORDINATED
                                                CERTIFICATES BY A PLAN INVESTOR
                                                MAY CONSTITUTE A NON-EXEMPT
                                                PROHIBITED TRANSACTION OR RESULT
                                                IN THE IMPOSITION OF EXCISE
                                                TAXES OR CIVIL PENALTIES.
                                                ACCORDINGLY, NONE OF THE OFFERED
                                                SUBORDINATED CERTIFICATES ARE
                                                OFFERED FOR SALE, AND ARE NOT
                                                TRANSFERABLE, TO PLAN INVESTORS,
                                                AND EACH PURCHASER OF AN OFFERED
                                                SUBORDINATED CERTIFICATE, BY
                                                VIRTUE OF ITS PURCHASE OF SUCH
                                                CERTIFICATE, WILL BE DEEMED TO
                                                HAVE REPRESENTED THAT IT IS NOT
                                                A PLAN INVESTOR.

Legal Investment Considerations.................The Class A and Class M
                                                Certificates will constitute
                                                "mortgage related securities"
                                                for purposes of the Secondary
                                                Mortgage Market Enhancement Act
                                                of 1984 ("SMMEA").

                                                THE CLASS B CERTIFICATES ARE NOT
                                                "MORTGAGE RELATED SECURITIES"
                                                FOR PURPOSES OF SMMEA BECAUSE
                                                SUCH CERTIFICATES ARE NOT RATED
                                                IN ONE OF THE TWO HIGHEST RATING
                                                CATEGORIES BY A NATIONALLY
                                                RECOGNIZED RATING AGENCY.

Ratings.........................................It is a condition to the issuance of the Certificates
                                                that (i) the Class A
                                                Certificates be rated "AAA" by
                                                each of Fitch Investors Service,
                                                L.P. ("Fitch") and Standard &
                                                Poor's Ratings Services, a
                                                division of The McGraw-Hill
                                                Companies, Inc. ("S&P" and,
                                                together with Fitch, the "Rating
                                                Agencies"), (ii) the Class M
                                                Certificates be rated at least
                                                "AA" by each of S&P and Fitch,
                                                (iii) the Class B-1 Certificates
                                                be rated at least "BBB" by each
                                                of S&P and Fitch and (iv) the
                                                Class B-2 Certificates be rated
                                                at least "BBB-" by each of S&P
                                                and Fitch. The rating of the
                                                Class B-2 Certificates will be
                                                based in part on an assessment
                                                of Oakwood Homes' ability to
                                                make payments under the Limited
                                                Guarantee. Any reduction in a
                                                Rating Agency's rating of
                                                Oakwood Homes' debt securities
                                                may result in a similar
                                                reduction in the rating of the
                                                Class B-2 Certificates. A
                                                security rating is not a
                                                recommendation to buy, sell or
                                                hold securities and may be
                                                subject to revision or
                                                withdrawal at any time by the
                                                assigning rating organization.

DELINQUENCY, LOAN LOSS AND REPOSSESSION EXPERIENCE

         The following tables set forth certain information, for the periods indicated, concerning (1) the asset servicing portfolio, (2) the delinquency experience and (3) the loan loss and repossession experience of the portfolio of manufactured housing installment sales contracts and residential mortgage loans serviced by Oakwood. Because delinquencies, losses and repossessions are affected by a variety of economic, geographic and other factors, there can be no assurance that the delinquency and loss experience of the Assets will be comparable to that set forth below.


                            ASSET SERVICING PORTFOLIO
                             (DOLLARS IN THOUSANDS)

                                                         AT SEPTEMBER 30,                         JUNE 30,
                                   -------------------------------------------------------------
                                       1992         1993        1994        1995         1996        1997
                                   -----------  ----------  ----------  -----------  ----------  --------

Total Number of Serviced Assets
     Oakwood Originated...........     21,450       28,938      39,273      51,566       67,120      81,599
     Acquired Portfolios..........                   1,591       5,773       4,872        4,177       3,762
Aggregate Outstanding Principal
Balance of Serviced Assets
     Oakwood Originated...........   $345,635     $507,394    $757,640  $1,130,378   $1,687,406   2,211,153
     Acquired Portfolios..........                 $30,498     $85,227     $70,853      $57,837      50,043
Average Outstanding Principal
Balance per Serviced Asset
     Oakwood Originated...........      $16.1       $17.5       $19.3       $21.9        $25.1       $27.1
     Acquired Portfolios..........                  $19.2       $14.8       $14.5        $13.8       $13.3
Weighted Average Interest Rate
of Serviced Assets
     Oakwood Originated...........     13.5%        12.8%       12.2%       12.0%        11.5%       11.1%
     Acquired Portfolios..........                   9.4%       11.0%       11.3%        11.2%       11.2%


                           DELINQUENCY EXPERIENCE (1)
                             (DOLLARS IN THOUSANDS)

                                                            AT SEPTEMBER 30,                    JUNE 30,
                                           ----------------------------------------------------
                                               1992       1993      1994       1995      1996       1997
                                           ---------  --------  ---------  --------  ---------  --------
Total Number of Serviced Assets
     Oakwood Originated..................     21,450     28,938    39,273     51,566    67,120     81,599
     Acquired Portfolios.................                 1,591     5,773      4,872     4,177      3,762
Number of Delinquent Assets (2)..........
     Oakwood Originated:.................
     30-59 Days..........................        282        244       350        601       835      1,013
     60-89 Days..........................         76         51        97        185       308        384
     90 Days or More.....................         98        150       198        267       492        656
     Total Number of Assets Delinquent           456        445       645      1,053     1,635      2,053
     Acquired Portfolios.................
     30-59 Days..........................                    37       127         63        66         71
     60-89 Days..........................                    26        49         17        23         17
     90 Days or More.....................                    16        98         76        62         81
     Total Number of Assets Delinquent                       79       274        156       151        169
Total Delinquencies as a Percentage of
     Serviced Assets (3).................
     Oakwood Originated..................       2.1%      1.5%     1.6%        2.0%      2.4%      2.5%
     Acquired Portfolios.................                 5.0%     4.7%        3.2%      3.6%      4.5%


(1) Assets that are already the subject of repossession or foreclosure procedures are not included in "delinquent assets" for purpose of this table.
(2) The period of delinquency is based on the number of days payments are contractually past due (assuming 30-day months). Consequently, a payment due on the first day of a month is not 30 days delinquent until the first day of the next month.
(3) By number of assets.




                        LOAN LOSS/REPOSSESSION EXPERIENCE
                             (DOLLARS IN THOUSANDS)

                                                                                                AT OR FOR
                                                                                                THE NINE
                                                                                                MONTHS
                                                                                                  ENDED
                                                        AT SEPTEMBER 30,                         JUNE 30,
                                  -------------------------------------------------------------
                                      1992         1993        1994        1995        1996         1997
                                  -----------  ----------  ----------  ----------  -----------  --------
Total Number of Serviced
     Assets (1).................      21,450       30,529      45,046       56,438     71,297       85,361
Average Number of Serviced
     Assets During Period.......      18,251       25,990      37,788       50,742     63,868       78,329
Number of Serviced
     Assets Repossessed.........         855          902       1,241        1,718      2,746        2,835
Serviced Assets Repossessed as
     a Percentage of Total
     Serviced Assets (2)........      3.99%        2.95%       2.75%       3.04%       3.85%     4.43%(6)
Serviced Assets Repossessed as
     a Percentage of Average
     Number of Serviced Assets..      4.68%        3.47%       3.28%       3.39%       4.30%     4.83%(6)
Average Outstanding Principal
     Balance of Assets (3)......
     Oakwood Originated..........   435,558      531,199     701,875     976,905    1,409,467   1,924,180
     Acquired Portfolios.........                 15,249      30,432      30,235       27,351      23,561
Net Losses from Asset
     Liquidation (4):
     Total Dollars (3)..........
       Oakwood Originated........     $4,239       $3,328      $4,630       $7,303     $14,248     $19,329
       Acquired Portfolios.......                      $0        $203         $473        $592        $475
     As a Percentage of Average
     Outstanding Principal
     Balance of Assets (3) (5)
       Oakwood Originated........    0.97%        0.63%       0.66%       0.75%        1.01%     1.34% (6)
       Acquired Portfolios.......                 0.00%       0.67%       1.56%        2.16%     2.69% (6)

(1) As of period end.
(2) Total number of serviced assets repossessed during the applicable period expressed as a percentage of the total number of serviced assets at the end of the applicable period.
(3) Includes assets originated by Oakwood Acceptance Corporation and serviced by Oakwood Acceptance Corporation and others.
(4) Net losses represent all losses incurred on Oakwood Acceptance
    Corporation-serviced portfolios. Such amounts include estimates of net losses with respect to certain defaulted assets. Charges to the losses reserves in respect of a defaulted asset generally are made before the defaulted asset becomes a liquidated asset. The length of the accrual period for the amount of accrued and unpaid interest include in the calculation of the net loss varies depending upon the period in which the loss was charged and whether the asset was owned by an entity other than Oakwood Acceptance
    Corporation.
(5) Total net losses incurred on assets liquidated during the applicable period expressed as a percentage of the average outstanding principal balance of all asset at the end of the applicable period.
(6) Annualized.


         The data presented in the foregoing tables are for illustrative purposes only and there is no assurance that the delinquency, loan loss or repossession experience of the Assets will be similar to that set forth above. The delinquency, loan loss and repossession experience of manufactured housing contracts historically has been sharply affected by a downturn in regional or local economic conditions. These regional or local economic conditions are often volatile, and no predictions can be made regarding future economic conditions in any particular area. These downturns have tended to increase the severity of loss on repossession because of the increased supply of used manufactured homes, which in turn may affect the supply in other regions.

         Whenever reference is made herein to a percentage of the Assets (or to a percentage of the Scheduled Principal Balance of the Assets), the percentage is calculated based on the Scheduled Principal Balances ("SPB") of the Assets as of the Cut-off Date. In addition, numbers in any columns in the tables below may not sum exactly to the total number at the bottom of the column due to rounding.


               GEOGRAPHICAL DISTRIBUTION OF MANUFACTURED HOMES(1)

                                              AGGREGATE SCHEDULED       PERCENTAGE OF
                                NUMBER OF      PRINCIPAL BALANCE          ASSET POOL
GEOGRAPHIC LOCATION              ASSETS                                     BY SPB

Alabama....................         400        $  13,852,010                 5.90%
Alaska.....................           1               52,995                 0.02
Arizona....................         151            6,650,942                 2.83
Arkansas...................         269            7,280,030                 3.11
California.................          22            1,137,897                 0.48
Colorado...................          80            3,594,135                 1.53
Delaware...................          42            1,364,158                 0.58
Florida....................         228            8,717,253                 3.72
Georgia....................         246            8,785,126                 3.74
Idaho......................          64            3,020,400                 1.29
Illinois...................          10              339,140                 0.14
Indiana....................          11              388,879                 0.17
Kansas.....................          32            1,193,331                 0.51
Kentucky...................         216            6,898,597                 2.94
Louisiana..................          81            2,823,770                 1.20
Maine......................           1               34,645                 0.01
Maryland...................          19              637,285                 0.27
Michigan...................           1                5,271                 0.00
Mississippi................         140            4,753,066                 2.03
Missouri...................          97            3,221,938                 1.37
Montana....................           2               92,473                 0.04
Nevada.....................           7              273,372                 0.12
New Jersey.................           3              149,821                 0.06
New Mexico.................         179            6,798,487                 2.90
New York...................           4              172,890                 0.07
North Carolina.............       1,548           53,116,616                22.64
North Dakota...............           1               26,483                 0.01
Ohio.......................          45            1,399,127                 0.60
Oklahoma...................          97            3,532,307                 1.51
Oregon.....................          30            1,867,855                 0.80
Pennsylvania...............           1               41,710                 0.02
South Carolina.............         599           21,324,744                 9.09
Tennessee..................         325           11,362,157                 4.84
Texas......................         938           33,761,748                14.39
Utah.......................          30            1,369,508                 0.58
Virginia...................         446           15,042,204                 6.41
Washington.................          86            5,341,182                 2.28
West Virginia..............         138            4,064,310                 1.73
Wisconsin..................           2               57,344                 0.02
Wyoming....................           3               72,236                 0.03
                                 ------      ------------------           -------

   Total...................       6,595       $  234,625,441               100.00%
                                  =====       ==============               ======

(1) Based on the mailing address of the Obligor on the related Asset as of the Cut-off Date.





                        YEAR OF ORIGINATION OF ASSETS (1)

                                             AGGREGATE SCHEDULED        PERCENTAGE OF
                                NUMBER OF      PRINCIPAL BALANCE         ASSET POOL
YEAR OF ORIGINATION              ASSETS                                     BY SPB
    1984.....................         1     $           483                  0.00%
    1987.....................         1               8,652                  0.00
    1990.....................         1              18,452                  0.01
    1991.....................         1              13,041                  0.01
    1995.....................         2             115,784                  0.05
    1996.....................        69           3,013,806                  1.28
    1997.....................     6,520         231,455,223                 98.65
                                  -----       -------------               -------

         Total...............     6,595        $234,625,441                100.00%
                                  =====        ============                ======

(1) The weighted average seasoning of the Assets was approximately 1 month as of the Cut-off Date.


                    DISTRIBUTION OF ORIGINAL ASSET AMOUNTS(1)

                                               AGGREGATE SCHEDULED        PERCENTAGE OF
ORIGINAL ASSET                    NUMBER OF      PRINCIPAL BALANCE         ASSET POOL
AMOUNT                             ASSETS                                     BY SPB

$   4,999 or less..............        24      $       89,265                  0.04%
$   5,000 - $   9,999..........       140           1,100,406                  0.47
$  10,000 - $  14,999..........       216           2,716,624                  1.16
$  15,000 - $  19,999..........       355           6,259,711                  2.67
$  20,000 - $  24,999..........       795          18,109,087                  7.72
$  25,000 - $  29,999..........     1,106          30,346,271                 12.93
$  30,000 - $  34,999..........       903          29,095,189                 12.40
$  35,000 - $  39,999..........       839          31,650,779                 13.49
$  40,000 - $  44,999..........       925          38,973,960                 16.61
$  45,000 - $  49,999..........       430          20,266,575                  8.64
$  50,000 - $  54,999..........       241          12,587,830                  5.37
$  55,000 - $  59,999..........       193          11,084,145                  4.72
$  60,000 - $  64,999..........       124           7,706,989                  3.28
$  65,000 - $  69,999..........        82           5,508,818                  2.35
$  70,000 - $  74,999..........        58           4,146,710                  1.77
$  75,000 - $  79,999..........        49           3,787,688                  1.61
$  80,000 - $  84,999..........        29           2,385,161                  1.02
$  85,000 - $  89,999..........        17           1,487,767                  0.63
$  90,000 - $  94,999..........        24           2,221,163                  0.95
$  95,000 - $  99,999..........        12           1,167,463                  0.50
$ 100,000 or more..............        33           3,933,838                  1.68
                                  -------      --------------               -------

     Total.....................     6,595        $234,625,441                100.00%
                                    =====        ============                ======

(1) The highest original Asset amount was $170,655, which represents 0.07% of the aggregate principal balance of the Assets at origination. The average original principal amount of the Assets was approximately $35,665 as of the Cut-off Date.



                                 ASSET RATES (1)

                                 NUMBER OF     AGGREGATE SCHEDULED        PERCENTAGE OF
 RANGES OF ASSETS BY ASSET         ASSETS        PRINCIPAL BALANCE          ASSET POOL
 RATE                                                                         BY SPB
  7.000% -  7.999%..........         587          $ 24,823,987                10.58%
  8.000% -  8.999%..........         812            39,134,016                16.68
  9.000% -  9.999%..........       1,522            58,247,234                24.83
 10.000% - 10.999%..........         745            31,394,581                13.38
 11.000% - 11.999%..........       1,496            47,876,339                20.41
 12.000% - 12.999%..........       1,043            28,009,902                11.94
 13.000% - 13.999%..........         386             5,103,784                 2.18
 14.000% - 14.999%..........           2                31,493                 0.01
 15.000% - 15.999%..........           2                 4,105                 0.00
                                 -------      -----------------            --------

      Total.................       6,595          $234,625,441               100.00%
                                   =====          ============               ======

(1) The weighted average Asset Rate was approximately 10.10% as of the Cut-off
    Date. This table reflects the Asset Rates of the Step-up Rate Loans as of the Cut-off Date and does not reflect any subsequent increases in the Asset
    Rates of the Step-up Rate Loans.


                   REMAINING TERMS TO MATURITY (IN MONTHS) (1)

                                 NUMBER OF     AGGREGATE SCHEDULED        PERCENTAGE OF
 MONTHS REMAINING AS OF            ASSETS        PRINCIPAL BALANCE          ASSET POOL
 CUT-OFF DATE                                                                 BY SPB

   1 -  60 months...........         188         $   1,678,001                 0.72%
  61 -  96 months...........         192             2,912,796                 1.24
  97 - 120 months...........         321             6,593,917                 2.81
 121 - 156 months...........         268             5,962,409                 2.54
 157 - 180 months...........         852            23,953,512                10.21
 181 - 216 months...........          33               994,109                 0.42
 217 - 240 months...........       1,973            61,313,851                26.13
 241 - 300 months...........         998            41,788,179                17.81
 301 - 360 months...........       1,770            89,428,667                38.12
                                   -----         -------------              -------

   Total....................       6,595          $234,625,441               100.00%
                                   =====          ============               ======

(1) The weighted average  remaining term to maturity of the Assets was  approximately 280 months as of the Cut-off
    Date.


                   ORIGINAL TERMS TO MATURITY (IN MONTHS) (1)

                                 NUMBER OF     AGGREGATE SCHEDULED        PERCENTAGE OF
 MONTHS REMAINING AS OF            ASSETS        PRINCIPAL BALANCE          ASSET POOL
 CUT-OFF DATE                                                                 BY SPB

   1 -  60 months...........         188       $   1,678,001                   0.72%
  61 -  96 months...........         189           2,885,209                   1.23
  97 - 120 months...........         319           6,568,542                   2.80
 121 - 156 months...........         268           5,915,868                   2.52
 157 - 180 months...........         856          24,005,184                  10.23
 181 - 216 months...........          34           1,041,940                   0.44
 217 - 240 months...........       1,973          61,313,851                  26.13
 241 - 300 months...........         998          41,788,179                  17.81
 301 - 360 months...........       1,770          89,428,667                  38.12
                                   -----      --------------                -------

   Total....................       6,595        $234,625,441                 100.00%
                                   -----        ------------                 -------

(1) The weighted  average original term to maturity of the Assets was  approximately  281 months as of the Cut-off
    Date.





                DISTRIBUTION OF ORIGINAL LOAN-TO-VALUE RATIOS(1)

                                                AGGREGATE SCHEDULED      PERCENTAGE OF
                                   NUMBER OF     PRINCIPAL BALANCE        ASSET POOL
LOAN-TO VALUE RATIO(2)               ASSETS                                  BY SPB

50%  or  less................           59        $   1,010,647                0.43%
51% - 55%....................           35              812,434                0.35
56% - 60%....................           51            1,554,458                0.66
61% - 65%....................           60            1,882,719                0.80
66% - 70%....................          123            4,285,976                1.83
71% - 75%....................          202            7,134,050                3.04
76% - 80%....................          354           12,659,711                5.40
81% - 85%....................          550           18,935,855                8.07
86% - 90%....................        1,530           52,352,835               22.31
91% - 95%....................        2,890          109,104,275               46.50
96% - 100%...................          736           24,523,551               10.45
101% and greater.............            5              368,930                0.16
                                  --------     ----------------            --------

     Total...................        6,595         $234,625,441              100.00%
                                     =====         ============              ======

(1) The weighted average original Loan-to-Value Ratio of the Assets was approximately 89.72% as of the Cut-off Date.
(2) Rounded to nearest 1%.





             OAKWOOD SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES,
                                  SERIES 1997-C
                             COMPUTATIONAL MATERIALS


BOND PROFILE SUMMARY
 ----------------------------------------------------------------------------
    Class               Original    Coupon   Avg.    CBE      1st  Last  Mod.
    Name & Type             Par       %      Life   Yield     Pay   Pay  Dur.
 ----------------------------------------------------------------------------
TO CALL:
    A1  SENIOR FLTR   43,620,000   FLOAT(3)  1.10    N/A     9/97   9/99  1.03
    A2  SENIOR        42,810,000    6.5500   3.10   6.586    9/99  10/01  2.71
    A3  SENIOR        27,750,000    6.7500   5.10   6.787   10/01  12/03  4.18
    A4  SENIOR        12,930,000    6.9500   7.10   7.019   12/03   7/05  5.43
    A5  SENIOR        27,080,000    7.1250  10.00   7.210    7/05   2/10  6.90
    A6  SENIOR        28,818,000    7.4250  15.49   7.510    2/10   4/14  8.89
    M   AA MEZZ       18,770,000    7.2750  10.79   7.359    9/02   4/14  6.99
    B1  BBB SUB       21,116,000    7.5250  10.00   7.609    9/02  10/13  6.63
    B2  BBB- SUB      11,731,441    7.8250  12.24   7.940    9/02   4/14  7.25
 -------------------------------
 TO MATURITY:
    A6  SENIOR        28,818,000    7.4250  16.87   7.510    2/10   3/20  9.23
    M   AA MEZZ       18,770,000    7.2750  10.92   7.359    9/02   2/16  7.03
    B1  BBB SUB       21,116,000    7.5250  10.00   7.609    9/02  10/13  6.63
    B2  BBB- SUB      11,731,441    7.8250  16.70   7.939    9/02   6/27  8.11
 -----------------------------------------------------------------------------

 (1) Data assumes a prepayment of 160% MHP.

 (2) Coupon and price are assumed for computational material.

 (3) Coupon based on one-month LIBOR.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. This material is furnished to you solely by Goldman, Sachs & Co. and not by the issuer of the securities or any of its affiliates. Goldman, Sachs & Co. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

             OAKWOOD SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES,
                                  SERIES 1997-C
                             COMPUTATIONAL MATERIALS



BOND PROFILE SUMMARY
 -----------------------------------------------------------------------------
 Percent of MHP:           0        75       100       160       200       300
 -----------------------------------------------------------------------------


 A1 SENIOR FLOAT
 Price: 100-00      Coupon: FLOAT                  Original Par:    43,620,000
 -----------------------------------------------------------------------------
 TO CALL:
 Bond Yield:            N/A       N/A       N/A       N/A       N/A       N/A
 Average Life:          4.78      1.83      1.52      1.10      0.93      0.68
 Duration:              3.94      1.67      1.40      1.03      0.88      0.64
 First Prin Pay:        9/97      9/97      9/97      9/97      9/97      9/97
 Last Prin Pay:        12/05      2/01      7/00      9/99      5/99     12/98
 -----------------------------------------------------------------------------


 A2 SENIOR
 Price: 99-28+      Coupon: 6.5500                 Original Par:    42,810,000
 -----------------------------------------------------------------------------
 TO CALL:
 Bond Yield:            6.62      6.61      6.60      6.59      6.58      6.56
 Average Life:         11.25      5.23      4.36      3.10      2.61      1.89
 Duration:              7.70      4.28      3.66      2.71      2.32      1.72
 First Prin Pay:       12/05      2/01      7/00      9/99      5/99     12/98
 Last Prin Pay:         4/11      8/04      7/03     10/01      2/01      2/00
 -----------------------------------------------------------------------------


 A3 SENIOR
 Price: 99-31+      Coupon: 6.7500                 Original Par:    27,750,000
 -----------------------------------------------------------------------------
 TO CALL:
 Bond Yield:            6.82      6.81      6.80      6.79      6.78      6.75
 Average Life:         15.35      8.41      7.11      5.10      4.20      2.96
 Duration:              9.26      6.21      5.46      4.18      3.54      2.60
 First Prin Pay:        4/11      8/04      7/03     10/01      2/01      2/00
 Last Prin Pay:         2/15      1/08      6/06     12/03     10/02      2/01
 -----------------------------------------------------------------------------


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. This material is furnished to you solely by Goldman, Sachs & Co. and not by the issuer of the securities or any of its affiliates. Goldman, Sachs & Co. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

             OAKWOOD SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES,
                                  SERIES 1997-C
                             COMPUTATIONAL MATERIALS





BOND PROFILE SUMMARY
 -----------------------------------------------------------------------------
 Percent of MHP:           0        75       100       160       200       300
 -----------------------------------------------------------------------------


 A4 SENIOR
 Price: 99-29       Coupon: 6.9500                 Original Par:    12,930,000
 -----------------------------------------------------------------------------
 TO CALL:
 Bond Yield:            7.03      7.03      7.03      7.02      7.01      7.00
 Average Life:         18.43     11.46      9.81      7.10      5.77      3.71
 Duration:             10.08      7.65      6.88      5.43      4.60      3.17
 First Prin Pay:        2/15      1/08      6/06     12/03     10/02      2/01
 Last Prin Pay:        12/16      3/10      6/08      7/05      2/04      8/01
 -----------------------------------------------------------------------------


 A5 SENIOR
 Price: 99-28       Coupon: 7.1250                 Original Par:    27,080,000
 -----------------------------------------------------------------------------
 TO CALL:
 Bond Yield:            7.22      7.21      7.21      7.21      7.21      7.19
 Average Life:         21.53     15.13     13.32     10.00      8.26      4.85
 Duration:             10.66      8.94      8.30      6.90      6.02      3.96
 First Prin Pay:       12/16      3/10      6/08      7/05      2/04      8/01
 Last Prin Pay:         5/21      9/15     11/13      2/10      2/08     12/03
 -----------------------------------------------------------------------------


 A6 SENIOR
 Price: 99-31+      Coupon: 7.4250                 Original Par:    28,818,000
 -----------------------------------------------------------------------------
 TO CALL:
 Bond Yield:            7.52      7.51      7.51      7.51      7.51      7.50
 Average Life:         25.29     21.01     19.19     15.49     13.30      9.03
 Duration:             11.05     10.29      9.89      8.89      8.15      6.32
 First Prin Pay:        5/21      9/15     11/13      2/10      2/08     12/03
 Last Prin Pay:         6/23     10/19     11/17      4/14      1/12      3/08
 ---------------------------
 TO MATURITY:
 Price: 100-00
 Bond Yield:            7.51      7.51      7.51      7.51      7.51      7.50
 Average Life:         25.84     22.06     20.54     16.87     14.67      9.96
 Duration:             11.13     10.47     10.15      9.23      8.56      6.69
 First Prin Pay:        5/21      9/15     11/13      2/10      2/08     12/03
 Last Prin Pay:         1/26     10/23     11/22      3/20     12/17      4/13
 -----------------------------------------------------------------------------

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. This material is furnished to you solely by Goldman, Sachs & Co. and not by the issuer of the securities or any of its affiliates. Goldman, Sachs & Co. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

             OAKWOOD SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES,
                                  SERIES 1997-C
                             COMPUTATIONAL MATERIALS





BOND PROFILE SUMMARY
 -----------------------------------------------------------------------------
 Percent of MHP:           0        75       100       160       200       300
 -----------------------------------------------------------------------------


 M AA MEZZ
 Price: 99-29       Coupon: 7.2750                 Original Par:    18,770,000
 -----------------------------------------------------------------------------
 TO CALL:
 Bond Yield:            7.37      7.36      7.36      7.36      7.36      7.35
 Average Life:         21.52     15.64     13.91     10.79      9.46      7.80
 Duration:             10.45      8.81      8.22      6.99      6.42      5.67
 First Prin Pay:       11/12     11/05      8/04      9/02      3/02      3/02
 Last Prin Pay:         6/23     10/19     11/17      4/14      1/12      3/08
 ---------------------------
 TO MATURITY:
 Price: 99-29
 Bond Yield:            7.37      7.36      7.36      7.36      7.36      7.35
 Average Life:         21.57     15.75     14.05     10.92      9.63      8.18
 Duration:             10.46      8.83      8.25      7.03      6.47      5.83
 First Prin Pay:       11/12     11/05      8/04      9/02      3/02      3/02
 Last Prin Pay:         2/24      4/21     11/19      2/16      3/14     12/10
 -----------------------------------------------------------------------------


 B1 BBB SUB
 Price: 99-30       Coupon: 7.5250                 Original Par:    21,116,000
 -----------------------------------------------------------------------------
 TO CALL:
 Bond Yield:            7.62      7.62      7.61      7.61      7.61      7.60
 Average Life:         21.08     14.83     13.11     10.00      8.80      7.50
 Duration:             10.16      8.47      7.88      6.63      6.08      5.47
 First Prin Pay:       11/12     11/05      8/04      9/02      3/02      3/02
 Last Prin Pay:         4/23      4/19      5/17     10/13     10/11      3/08
 ---------------------------
 TO MATURITY:
 Price: 99-30
 Bond Yield:            7.62      7.62      7.61      7.61      7.61      7.60
 Average Life:         21.08     14.83     13.11     10.00      8.80      7.54
 Duration:             10.16      8.47      7.88      6.63      6.08      5.49
 First Prin Pay:       11/12     11/05      8/04      9/02      3/02      3/02
 Last Prin Pay:         4/23      4/19      5/17     10/13     10/11      3/09
 -----------------------------------------------------------------------------

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. This material is furnished to you solely by Goldman, Sachs & Co. and not by the issuer of the securities or any of its affiliates. Goldman, Sachs & Co. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

             OAKWOOD SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES,
                                  SERIES 1997-C
                             COMPUTATIONAL MATERIALS


BOND PROFILE SUMMARY
 -----------------------------------------------------------------------------
 Percent of MHP:           0        75       100       160       200       300
 -----------------------------------------------------------------------------


 B2 BBB- SUB
 Price: 99-25+      Coupon: 7.8250                 Original Par:    11,731,441
 -----------------------------------------------------------------------------
 TO CALL:
 Bond Yield:            7.94      7.94      7.94      7.94      7.94      7.94
 Average Life:         22.31     17.13     15.36     12.24     10.65      8.34
 Duration:             10.09      8.79      8.29      7.25      6.69      5.79
 First Prin Pay:       11/12     11/05      8/04      9/02      3/02      3/02
 Last Prin Pay:         6/23     10/19     11/17      4/14      1/12      3/08
 ---------------------------
 TO MATURITY:
 Price: 99-26
 Bond Yield:            7.94      7.94      7.94      7.94      7.94      7.94
 Average Life:         24.09     20.02     18.94     16.70     15.41     12.78
 Duration:             10.29      9.19      8.84      8.11      7.75      7.14
 First Prin Pay:       11/12     11/05      8/04      9/02      3/02      3/02
 Last Prin Pay:         6/27      6/27      6/27      6/27      6/27      6/27
 -----------------------------------------------------------------------------


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. This material is furnished to you solely by Goldman, Sachs & Co. and not by the issuer of the securities or any of its affiliates. Goldman, Sachs & Co. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

             OAKWOOD SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES,
                                  SERIES 1997-C
                             COMPUTATIONAL MATERIALS



 Percent of Principal Outstanding of Class A-1
 --------------------------------------------------------------------------------------------
 Percent of MHP:               0           75         100         160         200         300
 --------------------------------------------------------------------------------------------
 Initial Percent              100         100         100         100         100         100
 August 15, 1998               92          74          68          55          45          22
 August 15, 1999               83          45          32           3           0           0
 August 15, 2000               73          15           0           0           0           0
 August 15, 2001               63           0           0           0           0           0
 August 15, 2002               51           0           0           0           0           0
 August 15, 2003               37           0           0           0           0           0
 August 15, 2004               22           0           0           0           0           0
 August 15, 2005                5           0           0           0           0           0
 August 15, 2006                0           0           0           0           0           0
 August 15, 2007                0           0           0           0           0           0
 August 15, 2008                0           0           0           0           0           0
 August 15, 2009                0           0           0           0           0           0
 August 15, 2010                0           0           0           0           0           0
 August 15, 2011                0           0           0           0           0           0
 August 15, 2012                0           0           0           0           0           0
 August 15, 2013                0           0           0           0           0           0
 August 15, 2014                0           0           0           0           0           0
 August 15, 2015                0           0           0           0           0           0
 August 15, 2016                0           0           0           0           0           0
 August 15, 2017                0           0           0           0           0           0
 August 15, 2018                0           0           0           0           0           0
 August 15, 2019                0           0           0           0           0           0
 August 15, 2020                0           0           0           0           0           0
 August 15, 2021                0           0           0           0           0           0
 August 15, 2022                0           0           0           0           0           0
 August 15, 2023                0           0           0           0           0           0
 August 15, 2024                0           0           0           0           0           0
 August 15, 2025                0           0           0           0           0           0
 August 15, 2026                0           0           0           0           0           0
 August 15, 2027                0           0           0           0           0           0

 Avg Life In Years:           4.8         1.8         1.5         1.1         0.9         0.7
---------------------------------------------------------------------------------------------



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. This material is furnished to you solely by Goldman, Sachs & Co. and not by the issuer of the securities or any of its affiliates. Goldman, Sachs & Co. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

             OAKWOOD SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES,
                                  SERIES 1997-C
                             COMPUTATIONAL MATERIALS





 Percent of Principal Outstanding of Class A-2
 --------------------------------------------------------------------------------------------
 Percent of MHP:                0          75         100         160         200         300
 --------------------------------------------------------------------------------------------
 Initial Percent              100         100         100         100         100         100
 August 15, 1998              100         100         100         100         100         100
 August 15, 1999              100         100         100         100          84          38
 August 15, 2000              100         100          96          53          25           0
 August 15, 2001              100          85          61           7           0           0
 August 15, 2002              100          56          27           0           0           0
 August 15, 2003              100          27           0           0           0           0
 August 15, 2004              100           0           0           0           0           0
 August 15, 2005              100           0           0           0           0           0
 August 15, 2006               90           0           0           0           0           0
 August 15, 2007               74           0           0           0           0           0
 August 15, 2008               57           0           0           0           0           0
 August 15, 2009               37           0           0           0           0           0
 August 15, 2010               15           0           0           0           0           0
 August 15, 2011                0           0           0           0           0           0
 August 15, 2012                0           0           0           0           0           0
 August 15, 2013                0           0           0           0           0           0
 August 15, 2014                0           0           0           0           0           0
 August 15, 2015                0           0           0           0           0           0
 August 15, 2016                0           0           0           0           0           0
 August 15, 2017                0           0           0           0           0           0
 August 15, 2018                0           0           0           0           0           0
 August 15, 2019                0           0           0           0           0           0
 August 15, 2020                0           0           0           0           0           0
 August 15, 2021                0           0           0           0           0           0
 August 15, 2022                0           0           0           0           0           0
 August 15, 2023                0           0           0           0           0           0
 August 15, 2024                0           0           0           0           0           0
 August 15, 2025                0           0           0           0           0           0
 August 15, 2026                0           0           0           0           0           0
 August 15, 2027                0           0           0           0           0           0

 Avg Life In Years:          11.3         5.2         4.4         3.1         2.6         1.9
---------------------------------------------------------------------------------------------

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. This material is furnished to you solely by Goldman, Sachs & Co. and not by the issuer of the securities or any of its affiliates. Goldman, Sachs & Co. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

             OAKWOOD SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES,
                                  SERIES 1997-C
                             COMPUTATIONAL MATERIALS





 Percent of Principal Outstanding of Class A-3
 --------------------------------------------------------------------------------------------
 Percent of MHP:               0           75         100         160         200         300
 --------------------------------------------------------------------------------------------
 Initial Percent              100         100         100         100         100         100
 August 15, 1998              100         100         100         100         100         100
 August 15, 1999              100         100         100         100         100         100
 August 15, 2000              100         100         100         100         100          42
 August 15, 2001              100         100         100         100          60           0
 August 15, 2002              100         100         100          46           4           0
 August 15, 2003              100         100          92          11           0           0
 August 15, 2004              100          98          47           0           0           0
 August 15, 2005              100          56          19           0           0           0
 August 15, 2006              100          30           0           0           0           0
 August 15, 2007              100           8           0           0           0           0
 August 15, 2008              100           0           0           0           0           0
 August 15, 2009              100           0           0           0           0           0
 August 15, 2010              100           0           0           0           0           0
 August 15, 2011               85           0           0           0           0           0
 August 15, 2012               54           0           0           0           0           0
 August 15, 2013               33           0           0           0           0           0
 August 15, 2014               11           0           0           0           0           0
 August 15, 2015                0           0           0           0           0           0
 August 15, 2016                0           0           0           0           0           0
 August 15, 2017                0           0           0           0           0           0
 August 15, 2018                0           0           0           0           0           0
 August 15, 2019                0           0           0           0           0           0
 August 15, 2020                0           0           0           0           0           0
 August 15, 2021                0           0           0           0           0           0
 August 15, 2022                0           0           0           0           0           0
 August 15, 2023                0           0           0           0           0           0
 August 15, 2024                0           0           0           0           0           0
 August 15, 2025                0           0           0           0           0           0
 August 15, 2026                0           0           0           0           0           0
 August 15, 2027                0           0           0           0           0           0

 Avg Life In Years:          15.4         8.4         7.1         5.1         4.2         3.0
---------------------------------------------------------------------------------------------



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. This material is furnished to you solely by Goldman, Sachs & Co. and not by the issuer of the securities or any of its affiliates. Goldman, Sachs & Co. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

             OAKWOOD SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES,
                                  SERIES 1997-C
                             COMPUTATIONAL MATERIALS





 Percent of Principal Outstanding of Class A-4
 --------------------------------------------------------------------------------------------
 Percent of MHP:                0          75         100         160         200         300
 --------------------------------------------------------------------------------------------
 Initial Percent              100         100         100         100         100         100
 August 15, 1998              100         100         100         100         100         100
 August 15, 1999              100         100         100         100         100         100
 August 15, 2000              100         100         100         100         100         100
 August 15, 2001              100         100         100         100         100           0
 August 15, 2002              100         100         100         100         100           0
 August 15, 2003              100         100         100         100          30           0
 August 15, 2004              100         100         100          54           0           0
 August 15, 2005              100         100         100           0           0           0
 August 15, 2006              100         100          88           0           0           0
 August 15, 2007              100         100          39           0           0           0
 August 15, 2008              100          70           0           0           0           0
 August 15, 2009              100          24           0           0           0           0
 August 15, 2010              100           0           0           0           0           0
 August 15, 2011              100           0           0           0           0           0
 August 15, 2012              100           0           0           0           0           0
 August 15, 2013              100           0           0           0           0           0
 August 15, 2014              100           0           0           0           0           0
 August 15, 2015               73           0           0           0           0           0
 August 15, 2016               16           0           0           0           0           0
 August 15, 2017                0           0           0           0           0           0
 August 15, 2018                0           0           0           0           0           0
 August 15, 2019                0           0           0           0           0           0
 August 15, 2020                0           0           0           0           0           0
 August 15, 2021                0           0           0           0           0           0
 August 15, 2022                0           0           0           0           0           0
 August 15, 2023                0           0           0           0           0           0
 August 15, 2024                0           0           0           0           0           0
 August 15, 2025                0           0           0           0           0           0
 August 15, 2026                0           0           0           0           0           0
 August 15, 2027                0           0           0           0           0           0

 Avg Life In Years:          18.4        11.5         9.8         7.1         5.8         3.7
---------------------------------------------------------------------------------------------


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. This material is furnished to you solely by Goldman, Sachs & Co. and not by the issuer of the securities or any of its affiliates. Goldman, Sachs & Co. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

             OAKWOOD SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES,
                                  SERIES 1997-C
                             COMPUTATIONAL MATERIALS




 Percent of Principal Outstanding of Class A-5
 --------------------------------------------------------------------------------------------
 Percent of MHP:                0          75         100         160         200         300
 --------------------------------------------------------------------------------------------
 Initial Percent              100         100         100         100         100         100
 August 15, 1998              100         100         100         100         100         100
 August 15, 1999              100         100         100         100         100         100
 August 15, 2000              100         100         100         100         100         100
 August 15, 2001              100         100         100         100         100          95
 August 15, 2002              100         100         100         100         100          37
 August 15, 2003              100         100         100         100         100           8
 August 15, 2004              100         100         100         100          82           0
 August 15, 2005              100         100         100          96          53           0
 August 15, 2006              100         100         100          70          29           0
 August 15, 2007              100         100         100          47           9           0
 August 15, 2008              100         100          96          27           0           0
 August 15, 2009              100         100          75           8           0           0
 August 15, 2010              100          90          54           0           0           0
 August 15, 2011              100          68          34           0           0           0
 August 15, 2012              100          50          18           0           0           0
 August 15, 2013              100          33           3           0           0           0
 August 15, 2014              100          17           0           0           0           0
 August 15, 2015              100           1           0           0           0           0
 August 15, 2016              100           0           0           0           0           0
 August 15, 2017               80           0           0           0           0           0
 August 15, 2018               61           0           0           0           0           0
 August 15, 2019               41           0           0           0           0           0
 August 15, 2020               18           0           0           0           0           0
 August 15, 2021                0           0           0           0           0           0
 August 15, 2022                0           0           0           0           0           0
 August 15, 2023                0           0           0           0           0           0
 August 15, 2024                0           0           0           0           0           0
 August 15, 2025                0           0           0           0           0           0
 August 15, 2026                0           0           0           0           0           0
 August 15, 2027                0           0           0           0           0           0

 Avg Life In Years:          21.5        15.1        13.3        10.0         8.3         4.9
---------------------------------------------------------------------------------------------


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. This material is furnished to you solely by Goldman, Sachs & Co. and not by the issuer of the securities or any of its affiliates. Goldman, Sachs & Co. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

             OAKWOOD SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES,
                                  SERIES 1997-C
                             COMPUTATIONAL MATERIALS



 Percent of Principal Outstanding of Class A-6
 --------------------------------------------------------------------------------------------
 Percent of MHP:                0          75         100         160         200         300
 --------------------------------------------------------------------------------------------
 Initial Percent              100         100         100         100         100         100
 August 15, 1998              100         100         100         100         100         100
 August 15, 1999              100         100         100         100         100         100
 August 15, 2000              100         100         100         100         100         100
 August 15, 2001              100         100         100         100         100         100
 August 15, 2002              100         100         100         100         100         100
 August 15, 2003              100         100         100         100         100         100
 August 15, 2004              100         100         100         100         100          85
 August 15, 2005              100         100         100         100         100          67
 August 15, 2006              100         100         100         100         100          53
 August 15, 2007              100         100         100         100         100          42
 August 15, 2008              100         100         100         100          91          33
 August 15, 2009              100         100         100         100          76          26
 August 15, 2010              100         100         100          92          63          20
 August 15, 2011              100         100         100          77          52          12
 August 15, 2012              100         100         100          66          43           4
 August 15, 2013              100         100         100          56          35           0
 August 15, 2014              100         100          89          46          27           0
 August 15, 2015              100         100          76          38          17           0
 August 15, 2016              100          85          63          28           8           0
 August 15, 2017              100          71          52          17           1           0
 August 15, 2018              100          61          44          10           0           0
 August 15, 2019              100          51          36           4           0           0
 August 15, 2020              100          41          25           0           0           0
 August 15, 2021               93          29          13           0           0           0
 August 15, 2022               68          14           2           0           0           0
 August 15, 2023               46           1           0           0           0           0
 August 15, 2024               18           0           0           0           0           0
 August 15, 2025                5           0           0           0           0           0
 August 15, 2026                0           0           0           0           0           0
 August 15, 2027                0           0           0           0           0           0

 Avg Life In Years:          25.8        22.1        20.5        16.9        14.7        10.0
---------------------------------------------------------------------------------------------

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. This material is furnished to you solely by Goldman, Sachs & Co. and not by the issuer of the securities or any of its affiliates. Goldman, Sachs & Co. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

             OAKWOOD SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES,
                                  SERIES 1997-C
                             COMPUTATIONAL MATERIALS




 Percent of Principal Outstanding of Class M
 --------------------------------------------------------------------------------------------
 Percent of MHP:                0          75         100         160         200         300
 --------------------------------------------------------------------------------------------
 Initial Percent              100         100         100         100         100         100
 August 15, 1998              100         100         100         100         100         100
 August 15, 1999              100         100         100         100         100         100
 August 15, 2000              100         100         100         100         100         100
 August 15, 2001              100         100         100         100         100         100
 August 15, 2002              100         100         100         100          93          89
 August 15, 2003              100         100         100          88          79          71
 August 15, 2004              100         100          99          77          68          57
 August 15, 2005              100         100          90          67          57          45
 August 15, 2006              100          94          82          59          49          35
 August 15, 2007              100          86          74          51          41          28
 August 15, 2008              100          79          67          44          35          22
 August 15, 2009              100          72          59          38          29          14
 August 15, 2010              100          64          53          32          24           3
 August 15, 2011              100          57          46          27          20           0
 August 15, 2012              100          51          41          23          12           0
 August 15, 2013               95          46          36          20           4           0
 August 15, 2014               87          41          31          11           0           0
 August 15, 2015               79          35          27           3           0           0
 August 15, 2016               70          30          22           0           0           0
 August 15, 2017               61          25          16           0           0           0
 August 15, 2018               55          21           9           0           0           0
 August 15, 2019               48          16           1           0           0           0
 August 15, 2020               41           6           0           0           0           0
 August 15, 2021               33           0           0           0           0           0
 August 15, 2022               24           0           0           0           0           0
 August 15, 2023               11           0           0           0           0           0
 August 15, 2024                0           0           0           0           0           0
 August 15, 2025                0           0           0           0           0           0
 August 15, 2026                0           0           0           0           0           0
 August 15, 2027                0           0           0           0           0           0

 Avg Life In Years:          21.6        15.8        14.0        10.9         9.6         8.2
---------------------------------------------------------------------------------------------

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. This material is furnished to you solely by Goldman, Sachs & Co. and not by the issuer of the securities or any of its affiliates. Goldman, Sachs & Co. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

             OAKWOOD SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES,
                                  SERIES 1997-C
                             COMPUTATIONAL MATERIALS



 Percent of Principal Outstanding of Class B-1
 --------------------------------------------------------------------------------------------
 Percent of MHP:                0          75         100         160         200         300
 --------------------------------------------------------------------------------------------
 Initial Percent              100         100         100         100         100         100
 August 15, 1998              100         100         100         100         100         100
 August 15, 1999              100         100         100         100         100         100
 August 15, 2000              100         100         100         100         100         100
 August 15, 2001              100         100         100         100         100         100
 August 15, 2002              100         100         100         100          93          89
 August 15, 2003              100         100         100          88          79          71
 August 15, 2004              100         100          99          77          68          57
 August 15, 2005              100         100          90          67          57          40
 August 15, 2006              100          94          82          59          46          25
 August 15, 2007              100          86          74          50          34          14
 August 15, 2008              100          79          67          39          24           4
 August 15, 2009              100          72          59          29          16           0
 August 15, 2010              100          64          52          21           8           0
 August 15, 2011              100          57          42          13           1           0
 August 15, 2012              100          50          34           6           0           0
 August 15, 2013               95          42          26           1           0           0
 August 15, 2014               87          33          19           0           0           0
 August 15, 2015               79          25          12           0           0           0
 August 15, 2016               70          17           5           0           0           0
 August 15, 2017               61           9           0           0           0           0
 August 15, 2018               55           3           0           0           0           0
 August 15, 2019               46           0           0           0           0           0
 August 15, 2020               34           0           0           0           0           0
 August 15, 2021               21           0           0           0           0           0
 August 15, 2022                7           0           0           0           0           0
 August 15, 2023                0           0           0           0           0           0
 August 15, 2024                0           0           0           0           0           0
 August 15, 2025                0           0           0           0           0           0
 August 15, 2026                0           0           0           0           0           0
 August 15, 2027                0           0           0           0           0           0

 Avg Life In Years:          21.1        14.8        13.1        10.0         8.8         7.5
---------------------------------------------------------------------------------------------

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. This material is furnished to you solely by Goldman, Sachs & Co. and not by the issuer of the securities or any of its affiliates. Goldman, Sachs & Co. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

             OAKWOOD SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES,
                                  SERIES 1997-C
                             COMPUTATIONAL MATERIALS



 Percent of Principal Outstanding of Class B-2
 --------------------------------------------------------------------------------------------
 Percent of MHP:                0          75         100         160         200         300
 --------------------------------------------------------------------------------------------
 Initial Percent              100         100         100         100         100         100
 August 15, 1998              100         100         100         100         100         100
 August 15, 1999              100         100         100         100         100         100
 August 15, 2000              100         100         100         100         100         100
 August 15, 2001              100         100         100         100         100         100
 August 15, 2002              100         100         100         100          93          89
 August 15, 2003              100         100         100          88          79          71
 August 15, 2004              100         100          99          77          68          57
 August 15, 2005              100         100          90          67          57          54
 August 15, 2006              100          94          82          59          54          54
 August 15, 2007              100          86          74          54          54          54
 August 15, 2008              100          79          67          54          54          54
 August 15, 2009              100          72          59          54          54          54
 August 15, 2010              100          64          54          54          54          54
 August 15, 2011              100          57          54          54          54          54
 August 15, 2012              100          54          54          54          54          54
 August 15, 2013               95          54          54          54          54          49
 August 15, 2014               87          54          54          54          54          37
 August 15, 2015               79          54          54          54          54          27
 August 15, 2016               70          54          54          54          54          20
 August 15, 2017               61          54          54          54          54          14
 August 15, 2018               55          54          54          54          45          10
 August 15, 2019               54          54          54          54          35           8
 August 15, 2020               54          54          54          48          26           5
 August 15, 2021               54          54          54          34          18           3
 August 15, 2022               54          54          54          23          12           2
 August 15, 2023               54          54          37          14           7           1
 August 15, 2024               54          29          19           7           3           0
 August 15, 2025               54          19          12           4           2           0
 August 15, 2026               32           8           5           2           1           0
 August 15, 2027                0           0           0           0           0           0

 Avg Life In Years:          24.1        20.0        18.9        16.7        15.4        12.8
---------------------------------------------------------------------------------------------

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. This material is furnished to you solely by Goldman, Sachs & Co. and not by the issuer of the securities or any of its affiliates. Goldman, Sachs & Co. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.